UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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KREISLER MANUFACTURING CORPORATION

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KREISLER MANUFACTURING CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

December 11, 2007

TO OUR STOCKHOLDERS:

You are cordially invited to attend our 2007 Annual Meeting of Stockholders which will be held on Tuesday, December 11, 2007, at 10:00 a.m. (Eastern Standard Time) at our offices, 180 Van Riper Avenue, Elmwood Park, New Jersey 07407 for the following purposes:

(i)	to elect five (5) directors, as described in the accompanying proxy statement;

(ii)	to approve the Kreisler Manufacturing Corporation 2007 Stock Incentive Plan, as described in the accompanying proxy statement; and

(iii)	to transact such other business as may properly come before the annual meeting or any postponement, adjournment or rescheduling thereof.

The Board of Directors has fixed October 23, 2007 as the record date for the determination of stockholders entitled to receive the notice of, and to vote at, the annual meeting and at any adjournment, postponement or rescheduling thereof. Only stockholders of record at the close of business on the record date will be entitled to notice of, and to vote at, the annual meeting or any postponement or adjournment thereof.

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE AND NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Directors,

/s/ Edward A. Stern
Edward A. Stern
Co-President, Chief Financial Officer,
Secretary and Treasurer

Elmwood Park, New Jersey

November 7, 2007

KREISLER MANUFACTURING CORPORATION

180 VAN RIPER AVENUE

ELMWOOD PARK, NEW JERSEY 07407

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

The accompanying proxy is solicited by and on behalf of the Board of Directors of Kreisler Manufacturing Corporation for use at the 2007 Annual Meeting of Stockholders (or any adjournment, postponement or rescheduling thereof), referred to as the “annual meeting.” Unless otherwise indicated, or the context requires otherwise, references in this proxy statement to “Kreisler,” “we,” “us,” and “our” or similar terms are to Kreisler Manufacturing Corporation and its subsidiaries.

The annual meeting will be held on Tuesday, December 11, 2007, at 10:00 a.m. (Eastern Standard Time), at our offices, 180 Van Riper Avenue, Elmwood Park, New Jersey 07407, for the following purposes:

(i)	to elect five (5) directors, as described in this proxy statement;

(ii)	to approve the Kreisler Manufacturing Corporation 2007 Stock Inventive Plan, referred to as the “stock incentive plan,” as described in this proxy statement; and

(iii)	to transact such other business as may properly come before the annual meeting or any postponement, adjournment or rescheduling thereof.

The approximate date on which this proxy statement and the accompanying form of proxy are first being sent or given to stockholders is November 7, 2007.

The cost of the proxy solicitation will be borne by us. In addition to solicitation by mail, proxies may be solicited in person, by telephone, by facsimile transmission or by Internet by our directors, officers or employees without additional compensation. We are required to pay the reasonable expenses incurred by record holders of our common stock, referred to as the “common stock,” who are brokers, dealers, banks or voting trustees, or their nominees, for mailing proxy materials and annual stockholder reports to any beneficial owners of common stock, upon request of such record holders. We have retained Innisfree M&A Incorporated, a firm experienced in the solicitation of proxies on behalf of public companies, to assist in the proxy solicitation process at a fee of approximately $6,500. We have also agreed to reimburse Innisfree M&A Incorporated for certain costs and expenses and to indemnify them for any claims or liabilities they may incur as a result of the proxy solicitation. Innisfree M&A Incorporated will have the ability to make calls and take votes over the telephone, and Innisfree M&A Incorporated will provide written confirmation to each stockholder who submits a vote telephonically.

A form of proxy is enclosed. If properly executed and received by us prior to the annual meeting, and not revoked, the enclosed proxy will be voted as indicated in accordance with the instructions therein. If no directions to the contrary are indicated, the persons named in the enclosed proxy will vote all of your shares of common stock for the election of all of our nominees for director and for the approval of the stock incentive plan, as described herein. Sending in a signed proxy will not affect your right to attend the annual meeting and vote in person since the proxy is revocable. Any stockholder giving a proxy has the power to revoke it by, among other methods, giving written notice to our Corporate Secretary at any time before the proxy is voted.

We are not presently aware of any matters (other than procedural matters), which will be brought before the annual meeting and which are not reflected in the attached notice of the annual meeting. If any other matters should properly come before the annual meeting, or any adjournment, postponement or rescheduling of the annual meeting, and be voted upon, the persons named as proxies in the accompanying proxy will vote the proxy cards in their discretion in accordance with the recommendations of our Board of Directors and, if no recommendation is made, with their best discretion.

We had 1,867,948 shares of common stock, par value $.125 per share, outstanding at the close of business on October 23, 2007, referred to as the “record date.” The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote at the annual meeting will constitute a quorum for the transaction of business at the annual meeting. All shares of our common stock, present in person or represented by proxy and entitled to vote at the annual meeting, will be counted in determining the presence of a quorum, including abstentions, or withholding of authority to vote on any proposal, and broker non-votes. A broker non-vote occurs when shares held by a broker are not voted with respect to the proposal because the broker does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.

Each share of common stock is entitled to one vote on each matter that may be brought before the annual meeting. The election of directors will be determined by a plurality vote and the nominees receiving the most “for” votes will be elected. The approval of the stock incentive plan will require the affirmative vote of a majority of the shares having voting power present in person or represented by proxy at the annual meeting. Under the General Corporation Law of the State of Delaware, an abstention, other than for the election of directors, will have the same legal effect as an “against” vote. Broker non-votes will not count as votes “against” any proposal at the annual meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following table sets forth, as of the record date, certain information with respect to the beneficial ownership of the common stock (i) by each person who is known by us to be the beneficial owner of more than 5% of the common stock, (ii) by each of our directors and nominees for director, (iii) by each of our named executive officers, as defined below, and (iv) by all of our directors and executive officers as a group. Except as otherwise indicated, the beneficial owners of the common stock listed below have sole investment and voting power with respect to such shares.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class(2)
Wallace N. Kelly	693,935	(3)	37.2%

Ronald L. Nussle, Jr.	—		*

John W. Poling	—		*

Edward A. Stern	31,567		1.7%

Michael D. Stern	31,563		1.7%

Richard T. Swope	—		*

All directors and executive officers of the Company as a group (6 persons)	757,065		40.5%

*	Less than one percent
(1)	The securities “beneficially owned” by a person are determined in accordance with the definition of “beneficial ownership” set forth in the rules and regulations of the Securities and Exchange Commission, referred to as the “SEC.” The beneficially owned securities include securities as to which the individual or entity has or shares voting or investment power or has the right to acquire voting or investment power within 60 days after October 23, 2007. Beneficial ownership may be disclaimed as to certain of the securities. Unless indicated otherwise, the business address of the beneficial owners who are Kreisler directors and executive officers is c/o Kreisler Manufacturing Corporation, 180 Van Riper Avenue, Elmwood Park, New Jersey 07407.
(2)	Percent of class is based on 1,867,948 shares outstanding as of October 23, 2007.
(3)	Includes 10,667 shares directly owned by Mr. Kelly and 683,268 shares held in a trust established under the will of Lucile Stern for the benefit of Edward A. Stern, Michael D. Stern, Jody L. Stern and Jeffery R. Stern. Mr. Kelly serves as the sole trustee of this trust and has sole voting and investment power over the shares in the trust.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Bylaws provide that the Board of Directors shall consist of not less than three and not more than five directors as determined by resolution adopted by a majority of our Board of Directors. The current size of our Board of Directors is currently set at five (5) directors. Each director is elected for a term of one year and until his successor is elected and qualified or until the director’s earlier resignation or removal. Our Certificate of Incorporation does not permit stockholders to cumulate their votes for the election of directors.

On October 22, 2006, Michael Goldberg, a director, notified us that he would not stand for reelection at the 2006 Annual Meeting of Stockholders. As a result, we received a Nasdaq Staff Deficiency Letter on December 29, 2006. That letter stated that due to Mr. Goldberg’s notification that he would not stand for reelection, we no longer complied with Nasdaq’s independent director and audit committee requirements. We were provided a cure period until April 20, 2007 to regain compliance. We regained compliance on February 13, 2007, when Richard T. Swope was elected by the Board of Directors to replace Mr. Goldberg. The Board of Directors has determined that General Swope is independent under the applicable Nasdaq Marketplace Rules.

The following table sets forth information concerning our nominees for election to the Board of Directors. All of the nominees were recommended by the Nominating and Corporate Governance Committee and nominated by the Board of Directors. All of the nominees currently serve as directors. The nominees have consented to being named in the proxy statement and to serve if elected. None of our directors or executive officers is a party to any arrangement or understanding with any other person with respect to nominations of directors.

Name	Position Held in the Company	Director of the Company Since	Age as of October 24, 2007
Wallace N. Kelly	Chairman of the Board and Consultant to Kreisler	2004	68

Ronald L. Nussle, Jr.(1)	Director	2004	44

John W. Poling(1)(2)	Director	2003	62

Michael D. Stern	Co-President, Chief Executive Officer and Director of Kreisler and Kreisler Industrial Corporation. Mr. Stern is also President of the Management Board of Directors of Kreisler Polska Sp. z o.o., Kreisler’s Polish subsidiary.	2004	41

Richard T. Swope(1)	Director	2007	65

(1)	An independent director and a member of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee
(2)	Audit Committee Financial Expert

Unless directed otherwise, the persons named in the enclosed proxy intend to vote such proxy “for” the election of the listed nominees or, in the event of inability of any of the nominees to serve for any reason, for the election of such other person as the Board of Directors may designate to fill the vacancy. The Board has no reason to believe that any of the nominees will be unable to serve.

The business experience of our directors and nominees for director is set forth below.

Wallace N. Kelly joined Kreisler in February 2000. Mr. Kelly has served as Chairman of the Board of Kreisler since June 2004 and as a Consultant to Kreisler since July 1, 2005. Mr. Kelly was Executive Vice President and Chief Operations Officer of Kreisler from February 2000 until October 2003. Mr. Kelly was a technical advisor to Kreisler from November 2003 through June 2005. Mr. Kelly was an engineering consultant in the aerospace industry, including Kreisler Industrial Corporation, between 1993 and 2000. From 1988 to 1993, Mr. Kelly was an Executive Vice President for Chromalloy Gas Turbine Corporation, a corporation specializing in the manufacturing and repair of gas turbine components. From 1961 to 1988, Mr. Kelly held various design and development engineering positions with the Pratt and Whitney Division of United Technologies Corporation and GE Aircraft Engines, both aircraft research, development, and manufacturing corporations. Mr. Kelly graduated with a Bachelor of Science in Mechanical Engineering degree from Michigan Technological University.

Ronald L. Nussle, Jr. joined Kreisler’s Board of Directors in October 2004. Mr. Nussle has been the Chief Operating Officer of iPurity, Inc., a Silicon-Valley based company which installs high-purity process equipment for Semiconductor and Bio/Pharmaceutical industries, since January 2007. Mr. Nussle has also been the President of ICR Enterprises, LLC, a Supply-Chain consulting and software firm located in California, since August 2004. Mr. Nussle was Managing Director of Global Materials and Supply Chain at Lam Research Corporation, a supplier of wafer fabrication equipment and services for the semiconductor industry, from 2001 to 2004. Prior to joining Lam Research Corporation, Mr. Nussle was Senior Director of Strategic Supply Management for Cessna Aircraft Company, an aircraft manufacturer, for three years. Mr. Nussle spent 12 years at Honeywell Aerospace, an aerospace product designer and manufacturer, in engineering, operations and program management positions. Mr. Nussle graduated with a Bachelor of Science in mechanical engineering from Arizona State University. Mr. Nussle also serves on the Industry Advisory Board for the MBA in Supply Chain Management program at Arizona State University and is a regular magazine contributor on operations, outsourcing and supply chain best-practices for Purchasing Magazine. Mr. Nussle is the author of Integrated Cost Reduction (Reed Press 2004).

John W. Poling joined Kreisler’s Board of Directors in August 2003. Mr. Poling has been a senior financial executive in manufacturing, industrial services and environmental construction, consulting and engineering for over 30 years. He currently provides independent financial consulting and advisory services to both public and private companies. From November 2004 to July 2006, Mr. Poling was Executive Vice President and Chief Financial Officer and from July 2006 to March 2007, Mr. Poling was Executive Vice President for Corporate Development of The TUBE Media Corp., an entertainment company composed of a music television channel and a music recording business. Mr. Poling has also served on its Board of Directors since April 2004. From December 2002 to November 2004, he was a partner with Tatum Partners, LLP, a provider of financial and information technology services to both public and private companies. Prior to joining Tatum Partners, LLP, Mr. Poling served as Chief Financial Officer of U.S. Plastic Lumber Corp., a manufacturer and distributor of recycled plastic lumber products, from March 1999 to November 2002. In July of 2004, U.S. Plastic Lumber Corp. filed for protection under the federal bankruptcy laws. Mr. Poling served as Vice President of Finance for Eastern Environmental Services, Inc., a collection and disposal company for municipal and industrial waste, from 1996 to 1999. Mr. Poling also serves on the Board of Directors for System One Technologies, Inc., a manufacturer and distributor of self-contained recycling parts washers, and American Ecology Inc., a hazardous and nuclear waste treatment and disposal company. Mr. Poling received a Bachelor of Science degree in accounting from Rutgers University.

Michael D. Stern joined the sales department of Kreisler Industrial Corporation in 1990 and has served as Co-President and Chief Executive Officer of Kreisler since June 2004 and of Kreisler Industrial Corporation since September 2004. Mr. Stern became President of the Management Board of Directors of Kreisler Polska Sp. z o.o. in March 2005. Mr. Stern joined Kreisler’s Board of Directors in October 2004. Mr. Stern was Vice President – Operations of Kreisler Industrial Corporation from 1993 to 2004. Mr. Stern graduated with a Bachelor of Arts in economics from Emory University. Mr. Stern is the brother of Edward A. Stern, Kreisler’s Co-President, Chief Financial Officer, Secretary and Treasurer.

Richard T. Swope joined Kreisler’s Board of Directors in February 2007. General Swope was a U.S. Air Force Officer for 34 years and retired as a Lieutenant General in 1998. General Swope’s last active duty assignment was as Inspector General of the Air Force. General Swope is currently Vice President, Air Force Programs at Cypress International Inc., a defense consulting firm. General Swope is also a member of Cypress International’s Board of Directors. Prior to joining Cypress International in June 2004, General Swope was Vice President, Air Force Programs, at Lockheed Martin Corporation, a lead systems integrator and information technology company, from January 1999 to May 2004. General Swope is also a member of the Board of Directors of American Ecology Corporation, which provides radioactive, PCB, hazardous, and non-hazardous waste services to commercial and government customers throughout the United States; General Swope is Chairman of the Governance Committee and member of the Compensation and Audit Committees.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” ITS NOMINEES FOR DIRECTOR.

PROPOSAL 2

APPROVAL OF THE KREISLER MANUFACTURING CORPORATION

2007 STOCK INCENTIVE PLAN

Subject to stockholder approval at the annual meeting, our Board of Directors adopted the stock incentive plan on October 23, 2007. A copy of the stock incentive plan is attached to this proxy statement as Appendix A. The reason for seeking stockholder approval of Proposal 2 is to satisfy certain requirements of (i) the Internal Revenue Code of 1986, as amended, referred to as the “Code,” related to incentive stock options, as defined below, and performance-based compensation under Code Section 162(m), and (ii) the Nasdaq Marketplace Rules.

By approving the stock incentive plan, stockholders are also approving the material terms of the performance measures set forth in the stock incentive plan that form the basis upon which the Compensation Committee may issue performance-based awards, as defined below.

Our 1997 Stock Option Plan expired in August 2007. Accordingly, no further grants or awards may be made under the 1997 Stock Option Plan. Any new grants and awards will be made under the stockholder-approved stock incentive plan. The 1997 Stock Option Plan will continue in effect for the limited purpose of administering the 1997 Stock Option Plan until no awards are outstanding under such plan.

Summary of the 2007 Stock Incentive Plan

Set forth below is a summary of the material terms of the stock incentive plan. This summary is not intended to be complete and is qualified in its entirety by the detailed provisions of the stock incentive plan, which is attached to this proxy statement as Appendix A.

Purpose of the Plan. The purpose of the stock incentive plan is to provide incentives which will attract, retain, motivate, and reward highly competent non-employee directors, executive officers, and other Kreisler employees and consultants to Kreisler by providing them with an opportunity to acquire shares of common stock or other awards. Furthermore, the stock incentive plan is intended to further align the interests of our non-employee directors, executive officers, and other employees and consultants with those of our stockholders.

Administration. The Compensation Committee of the Board of Directors or another committee appointed by the Board of Directors will administer the stock incentive plan, referred to as the “committee.” The current members of the Compensation Committee are Ronald L. Nussle, Jr., John W. Poling, and Richard T. Swope. The stock incentive plan requires that, unless the Board of Directors determines otherwise, the committee be comprised solely of at least two members who each qualify as “non-employee directors” within the meaning of Rule 16b-3(b)(3) under the Exchange Act and “outside directors” within the meaning of Section 162(m) of the Code.

The committee is authorized to establish rules and regulations relating to the stock incentive plan and to make determinations and interpretations, and take any action in connection with the stock incentive plan that it deems necessary or advisable. All determinations by the committee will be binding, but the Board of Directors will have the authority to establish stock grant levels and stock ownership guidelines for the non-employee directors which will be reviewed annually in relation to the director compensation practices of comparable companies.

The committee may delegate to one or more of its members or one or more of its agents any administrative duties that the committee deems advisable, and may employ one or more persons to render advice with respect to any of the committee responsibilities under the stock incentive plan. The committee may employ legal or other counsel, consultants, and agents as it may deem desirable and may rely upon any opinion or computation received. Expenses incurred by the committee in the engagement of any counsel, consultant, or agent will be paid by us or by any affiliates whose employees have benefited from the stock incentive plan.

Participation. Participants in the stock incentive plan may be the non-employee directors, executive officers, and other employees of, or consultants to, Kreisler or its affiliates that the committee determines to be significantly responsible for our success and future growth and profitability. Designation of a participant in one year will not require the committee to designate that person to receive an award in any other year or to receive the same type or amount of award. The committee will consider any factors that it deems pertinent in selecting participants. All of the approximately 225 employees of, and important consultants to, Kreisler and its affiliates and 4 non-employee directors of Kreisler are eligible to participate in the stock incentive plan.

Common Stock Available Under the Stock Incentive Plan. Up to 200,000 shares of common stock may be subject to awards under the stock incentive plan, including shares of common stock underlying stock options. The maximum number of shares of common stock with respect to which awards may be granted to any individual participant during any calendar year shall not exceed 100,000 shares. The maximum number of shares with respect to which stock options may be granted under the stock incentive plan is 100,000 shares of common stock.

Any shares of common stock subject to a stock option, stock grant, or performance award which for any reason are cancelled, forfeited, or surrendered to us will again be available for awards under the stock incentive plan. The preceding sentence applies for the purpose of determining the aggregate number of shares available under the stock incentive plan, but will not affect the maximum number of shares that any individual participant may receive.

Awards. Under the stock incentive plan, awards may be granted in any one or a combination of (i) stock options, (ii) stock grants, and (iii) performance awards. Stock grants and performance awards may constitute performance-based awards.

Awards are evidenced by agreements in such form as the committee may from time to time approve. In the event of any conflict between the provisions of the stock incentive plan and any agreement, however, the provisions of the stock incentive plan will prevail.

Stock Options. Stock options granted under the stock incentive plan may be either incentive stock options, as defined in Section 422 of the Code, or non-qualified stock options. The committee may grant one or more of either type or both types of stock options. The exercise price for each stock option will be determined on the date of grant, but will not be less than 100% of the fair market value of the common stock on the date the stock option is granted.

The stock option exercise price must be paid in cash. The committee may also approve payment made by delivering a properly executed exercise notice to us together with irrevocable instructions to a broker to deliver to us the amount of sale or loan proceeds to pay the exercise price. To facilitate these arrangements, we may enter into agreements with one or more brokerage firms. The committee may also prescribe any other method of payment that it determines to be consistent with applicable law and the purpose of the stock incentive plan.

Stock options are exercisable at such times as specified in the stock incentive plan or award agreement, provided, however, that stock options are not exercisable more than ten years after the date they are granted.

Incentive stock options may be granted only to executive officers or other Kreisler employees, including employees of Kreisler’s subsidiaries. The aggregate market value of common stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year shall not exceed $100,000. Incentive stock options will be taken into account in the order in which they are granted.

Incentive stock options may not be granted to any participant who owns more than 10% of the total combined voting power of all outstanding classes of our stock, unless the exercise price is fixed at no less than 110% of the fair market value of the common stock on the date of grant and exercise of the incentive stock option is prohibited after five years from the date of grant.

Stock Grants. The committee may grant stock grants to non-employee directors, executive officers, and other employees of, or consultants to, Kreisler or its affiliates. Each stock grant shall be subject to terms and conditions as determined by the committee and set forth in the award agreement. The terms and conditions may include restrictions on the sale or other disposition of the stock, and our right to reacquire such stock for no consideration upon termination of the participant’s employment with, or services performed for, us or our affiliates. The award agreement will specify whether the participant will have all of the rights of a holder of common stock, including the right to receive dividends and to vote.

Performance Awards. The committee may grant performance awards to executive officers and other employees of Kreisler or its affiliates. The committee will set performance targets which, depending on the extent to which they are met, will determine the number and value of performance awards that will be paid to participants. The committee may attach restrictions to any performance awards. Performance targets may be based on company-wide, divisional, or individual performance.

Payment of earned performance awards may be made in shares of common stock or in cash, and will be made in accordance with the terms and conditions established by the committee. The committee may permit a participant to defer the receipt of any performance award based upon a performance period of at least twelve months, provided that the participant performed services continuously through a date no earlier that the date upon which the participant makes such deferral election. An election to defer the receipt of a performance award must be made no later than six months before the end of the performance period, but in no event may an election to defer payment be made after such performance award has become both substantially certain to be paid and readily ascertainable.

Performance-Based Awards. Certain awards under the stock incentive plan are intended to qualify as performance-based awards or be otherwise exempt from the deduction limitation imposed by Section 162(m) of the Code. Stock options granted under the stock incentive plan with an exercise price at or above the fair market value of common stock on the date of grant should qualify as performance-based awards. Stock grants and performance awards granted under the stock incentive plan may qualify as performance-based awards if the committee determines that either the granting or vesting of such award is subject to the achievement of a performance target or targets based on one or more performance measures.

With respect to performance-based awards, the committee will establish in writing the performance-based goals applicable to a given period and the individual employees or class of employees to which the performance-based goals apply no later than 90 days after the commencement of the given period. No performance-based awards will be payable or vest with respect to any participant during a given period until the committee certifies that the goals applicable to that period have been satisfied. After establishing a performance goal, the committee shall not revise that performance goal or increase the amount payable upon attainment of the performance goal.

The committee may use the following performance measures to set performance targets with respect to performance-based awards: net sales; pretax income before allocation of corporate overhead and bonus; budget; earnings per share; net income; division, group, or corporate financial goals; return on stockholders’ equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of common stock or any other publicly-traded securities of Kreisler; market share; gross profits; earnings before interest, taxes, depreciation, and amortization; economic value-added models; comparisons with various stock market indices; and/or reductions in costs.

Adjustments. In the event of any change in the common stock through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spinoff, combination of shares, exchange of shares, dividend in kind, or other change in capital structure or distribution, an adjustment shall be made to each outstanding stock option. Such stock options will be adjusted so that each stock option will be exercisable for such securities, cash, and/or property as would have been received had such stock option been exercised immediately prior to such change or distribution. Such change will be made successively any time any such change shall occur.

In addition, in the event of any such change the committee shall have the authority to adjust the number and kind of shares that may be issued under the stock incentive plan, the number and kind of shares subject to outstanding awards, the exercise price applicable to outstanding awards, and the fair market value of common stock applicable to outstanding awards. Such adjustments will be made to prevent dilution or enlargement of participants’ rights under the stock incentive plan. Appropriate adjustments may also be made by the committee in the terms any awards under the stock incentive plan to reflect such changes or distributions and to modify any other terms of outstanding awards on an equitable basis.

Other than with respect to performance-based awards, the committee is authorized to make adjustments to the terms and conditions of awards in recognition of unusual or nonrecurring events affecting us or our financial statements, or in response to changes in applicable laws, regulations, or accounting principles.

Any adjustment with respect to an incentive stock option will comply with the rules of Section 424(a) of the Code, and in no event shall any adjustment be made which would render any incentive stock option granted under the stock incentive plan other than an incentive stock option for purposes of Section 422 of the Code.

Change in Control. All unvested awards granted under the stock incentive plan will become immediately vested upon the occurrence of a change of control and all vested awards shall be paid out or settled within 60 days of the change in control, subject to requirements of applicable laws and regulations. The committee may determine that upon a change in control each stock option outstanding shall terminate and the holder shall receive within 60 days of the change in control an amount equal to the excess of the fair market value of the common stock immediately prior to the change in control over the exercise price per share of such stock option. That amount will be payable in cash, property, or a combination of the two, as the committee will determine.

A change in control is deemed to have occurred upon any of the following events:

(1)	A change in ownership in which a person, group or entity acquires more than 50% of the total fair market value or total voting power of the stock of Kreisler;

(2)	A change in effective control in which a person, group or entity acquires (in a 12-month period) ownership of stock with 35% or more of the total voting power of the stock of Kreisler; or a majority of Kreisler’s Board of Directors is replaced in a 12-month period by directors whose appointment or election was not endorsed by a majority of the Board of Directors before their appointment or election; or

(3)	A change in ownership of a substantial portion of Kreisler’s assets in which a person or group or entity acquires 40% or more of the gross fair market value of Kreisler’s assets.

Termination of Employment. If a participant’s employment with us is terminated due to death or disability, all unvested stock grants held by the participant on the date of death or termination of employment shall immediately become vested. All unexercisable stock options held by the participant on the date of death or termination of employment shall immediately become exercisable and shall remain exercisable until the earlier of (i) the end of the one-year period following the date of death or termination of employment, or (ii) the date the stock option would otherwise expire. All unearned and/or unvested performance awards held by the participant on the date of death or termination of employment shall immediately become earned and vested as of that date and shall be paid out and/or settled based on the participant’s performance immediately prior to the date of the participant’s death or the date of the termination of his or her employment on a pro-rated basis with a minimum of at least one year into a performance period, as determined by the committee.

If a participant’s employment with us is terminated for cause (as defined in the stock incentive plan), all awards, whether or not vested, earned, or exercisable, shall immediately be forfeited by such participant.

If a participant’s employment is terminated for any reason, including retirement, other than for cause or other than due to death or disability, forfeits all unvested, unearned, or unexercisable awards held on the date of the termination of the participant’s employment. All exercisable stock options held by the participant on the date of termination of his or her employment shall remain exercisable until the earlier of (i) the end of the 90 day period following the date of the termination of the participant’s employment, or (ii) the date the stock option would otherwise expire.

The committee may provide that any or all unvested stock grants held on the date of the termination of the participant’s employment shall immediately become vested, any or all unexercisable or exercisable stock options held by the participant on the date of the participant’s death or termination of employment shall immediately become exercisable, if applicable, and remain exercisable until a date on or prior to the date the stock option is set to expire, provided that incentive stock options shall remain exercisable not longer than 90 days following the date of termination of employment.

Transferability. Each award granted under the stock incentive plan is not transferable other than by will or the laws of descent and distribution, and shall be exercisable during the participant’s lifetime only by the participant. In the event of the death of a participant, each stock option shall be exercisable only by the executor or administrator of the estate of the deceased participant or by the person or persons to whom the deceased participant’s rights shall pass by will or the laws of descent and distribution.

At the discretion of the committee, an award other than an incentive stock option may permit the transfer of such award solely to member of the participant’s immediate family or trusts or family partnerships for the benefit of such persons, subject to any restrictions included in the award agreement.

Duration, Amendment, and Termination. If the stockholders approve the stock incentive plan at the annual meeting, the stock incentive plan will become effective as of December 11, 2007 and no award will be granted more than ten years after December 11, 2007. The terms and conditions applicable to any award granted prior to that date may be amended or modified by mutual agreement between us and the participant. Also, we may agree with the participant that awards may be granted in substitution and exchange for, and in cancellation of, any awards previously granted under the stock incentive plan or any other future plan.

No amendment of the stock incentive plan shall, without approval of our stockholders, (i) increase the number of shares issuable under the stock incentive plan or the maximum number of shares with respect to stock options or other awards may be granted to any participant under the stock incentive plan, (ii) modify the eligibility requirements for awards under the stock incentive plan, (iii) effect the repricing of stock options, or (iv) otherwise materially amend the stock incentive plan as provided in the Nasdaq Marketplace Rules. No amendment may be made, however, without approval of our stockholders if the amendment will disqualify any incentive stock options granted under the stock incentive plan.

Awards to be Made Under the 2007 Stock Incentive Plan

The Board of Directors approved the stock incentive plan on October 23, 2007, subject to stockholder approval. To date, no awards have been made under the stock incentive plan. No determinations have been made with respect to the type or number of awards to be made under the stock incentive plan. It is not possible at present to specify the benefits that will be received under the stock incentive plan by any individual or that would have been received by or allocated to an individual for the last completed fiscal year had the stock incentive plan been in effect.

On November 1, 2007, the last sale price of the common stock was $18.76 per share as reported on the Nasdaq Capital Market.

Summary of U.S. Federal Income Tax Consequences

The following information is not intended to be a complete discussion of the federal income tax consequences of participation in the stock incentive plan and is qualified in its entirety by references to the Code and the regulations adopted under the Code. The provisions of the Code described in this section include current tax law only and do not reflect any proposals to revise current tax law. The federal income tax consequences applicable to officers, directors, and other persons who are subject to potential liability under Section 16(b) of the Exchange Act may be different than the federal income tax consequences applicable to persons who are not subject to Section 16(b). The federal income tax consequences applicable to all persons, whether or not subject to Section 16(b), are described below.

Incentive Stock Options. Generally, under the Code, an optionee will not realize taxable income by reason of the grant or exercise of an incentive stock option granted pursuant to the stock incentive plan (see, however, discussion of alternative minimum tax below). If an optionee exercises an incentive stock option and does not dispose of the shares until the later of (i) two years from the date the option was granted and (ii) one year from the date of exercise, the entire gain, if any, realized upon disposition of such shares will be taxable to the optionee as long-term capital gain, and we will not be entitled to any deduction. If an optionee disposes of the shares within the period of two years from the date of grant or one year from the date of exercise, referred to as a “disqualifying disposition,” the optionee generally will realize ordinary income in the year of disposition and we will receive a corresponding deduction in an amount equal to the excess of (i) the lesser of (a) the amount, if any, realized on the disposition and (b) the fair market value of the shares on the date the option was exercised over (ii) the option price. Any additional gain realized on the disposition will be short-term or long-term capital gain and any loss will be long-term or short-term capital loss. The optionee will be considered to have disposed of a share if he or she sells, exchanges, makes a gift of or transfers legal title to the share (except transfers, among others, by pledge, on death or to a spouse). If the disposition is by sale or exchange, the optionee’s tax basis will equal the amount paid for the shares plus any ordinary income realized as a result of the disqualifying disposition.

The exercise of an incentive stock option may subject the optionee to the so-called “alternative minimum tax,” referred to as “AMT.” The amount by which the fair market value of the shares purchased at the time of the exercise exceeds the option exercise price is an adjustment for purposes of computing the AMT. In the event of a disqualifying disposition of the shares in the same taxable year as exercise of the incentive stock option, no adjustment is then required for purposes of the AMT, but regular income tax, as described above, may result from such disqualifying disposition.

An optionee who surrenders shares as payment of the exercise price of his or her incentive stock option generally will not recognize gain or loss on his or her surrender of such shares. The surrender of shares previously acquired upon exercise of an incentive stock option in payment of the exercise price of another incentive stock option, is, however, a “disposition” of such stock. If the incentive stock option holding period requirements described above have not been satisfied with respect to such stock, such disposition will be a disqualifying disposition that may cause the optionee to recognize ordinary income as discussed above.

Under the Code, all of the shares received by an optionee upon exercise of an incentive stock option by surrendering shares will be subject to the incentive stock option holding period requirements. Of those shares, a number of shares, referred to as the “exchange shares,” equal to the number of shares surrendered by the optionee will have the same tax basis for capital gains purposes (increased by any ordinary income recognized as a result of a disqualifying disposition of the surrendered shares if they were incentive stock option shares) and the same capital gains holding period as the shares surrendered.

For purposes of determining ordinary income upon a subsequent disqualifying disposition of the exchange shares, the amount paid for such shares will be deemed to be the fair market value of the shares surrendered. The balance of the shares received by the optionee will have a tax basis (and a deemed purchase price) of zero and a capital gains holding period beginning on the date of exercise. The incentive stock option holding period for all shares will be the same as if the option had been exercised for cash.

Non-Qualified Stock Options. Generally, there will be no federal income tax consequences to either the optionee or us on the grant of non-qualified stock options pursuant to the stock incentive plan. On the exercise of a non-qualified stock option, the optionee has taxable ordinary income equal to the excess of the fair market value of the shares acquired on the exercise date over the option price of the shares. We will be entitled to a federal income tax deduction (subject to the limitations contained in Code Section 162(m)) in an amount equal to such excess, provided that we comply with applicable reporting rules.

Upon the sale of stock acquired by exercise of a non-qualified stock option, optionees will realize long-term or short-term capital gain or loss depending upon their holding period for such stock. For individuals, capital losses are deductible only to the extent of capital gains for the year plus $3,000. An optionee who surrenders shares in payment of the exercise price of a non-qualified stock option will not recognize gain or loss with respect to the shares so delivered unless such shares were acquired pursuant to the exercise of an incentive stock option and the delivery of such shares is a disqualifying disposition. See “— Incentive Stock Options” above. The optionee will recognize ordinary income on the exercise of the non-qualified stock option as described above. Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered have the same tax basis and capital gains holding period as the shares surrendered. The balance of shares received will have a tax basis equal to their fair market value on the date of exercise and the capital gains holding period will begin on the date of exercise.

Stock Grants. The taxability of a stock grant to a participant is dependent upon the extent to which the award is restricted on the date of grant. If a stock grant is either transferable or not subject to a substantial risk of forfeiture, a participant will recognize taxable ordinary income on the date of grant. If a stock grant is both non-transferable and subject to a substantial risk of forfeiture on the date of grant, then unless an election is made as described below, a participant will not recognize taxable ordinary income on the date of grant, but will at such time or times as the stock grant becomes either transferable or not subject to a substantial risk of forfeiture in an amount equal to the fair market value of such shares at that time. Within thirty days of receipt of a stock grant that is not transferable and subject to a substantial risk of forfeiture, a participant may file an election with the Internal Revenue Service to include as taxable ordinary income in the year of receipt an amount equal to the fair market value of the shares subject to the award at the time of receipt. In such event, any subsequent appreciation in the value of such shares will not be taxable as compensation to a participant upon the vesting of shares subject to the award. However, if shares subject to the award are forfeited subsequent to such election, a participant will not be entitled to a tax deduction. For purposes of determining the amount of taxable gain or loss upon a subsequent disposition of shares issued pursuant to such an award, the amount recognized as ordinary income to a participant will be treated as the cost basis for such shares. Shares which are held for more than one year after vesting (or in the event of an election as described above, the date of receipt) generally will qualify for long-term capital gain treatment. Subject to Section 162(m) of the Code, we will be entitled to a deduction in such amount and at such time as ordinary income becomes taxable to the participant.

Performance Awards. The tax consequences of a performance award depend upon the nature of the underlying award and if and when the performance goals are achieved. If a performance award consists of a promise to deliver common stock at a future date based upon the satisfaction of certain targets, such awards will be subject to federal income taxation as ordinary income based upon the fair market value of the common stock on the date such performance awards are earned by a participant by satisfying the performance targets, provided such awards are not then subject to a substantial risk of forfeiture.

Withholding of Tax; Company Deduction. Generally, whenever a participant realizes ordinary income under the stock incentive plan, a corresponding deduction is available to us provided we comply with certain reporting requirements. However, Section 162(m) of the Code limits to $1 million the federal income tax deductions that may be claimed in any tax year of Kreisler with respect to certain compensation payable to any employee who is the chief executive officer or one of the other four highest paid executive officers of Kreisler on the last day of that tax year. This limit does not apply to “performance-based compensation” paid under a plan that meets the requirements of Section 162(m) of the Code and the regulations promulgated thereunder. Kreisler believes that the options to be granted under the stock incentive plan will qualify for the performance-based compensation exception to the Section 162(m) limitations under current law because options will be issued only if stockholder approval is obtained, and any taxable compensation will be based solely on an increase in value of the stock after the date of the option since option exercise prices will be no less than fair market value on the date of grant. Compensation from stock or granting awards and other stock-based awards generally will be performance-based only if the vesting conditions as established by the committee are based upon performance goals.

Equity Compensation Plan Information

The following table details information regarding the existing plans as of June 30, 2007.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	94,000	$10.83	17,378

Equity compensation plans not approved by security holders	—	—	—

Total	94,000	$10.83	17,378

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF PROPOSAL 2.

BOARD AND COMMITTEE MATTERS

Independence

The Board of Directors has determined that the following directors, constituting the majority of the members of the Board of Directors, are independent pursuant to the Nasdaq Marketplace Rules: Messrs. Nussle and Poling and General Swope.

Attendance at Annual Meetings of Stockholders

The Board of Directors has adopted a policy encouraging, but not requiring, a majority of the Company’s directors to attend each annual meeting of our stockholders. Wallace N. Kelly and Michael D. Stern attended the 2006 Annual Meeting of Stockholders.

Committees of the Board of Directors

The Board of Directors has established the Compensation Committee, the Audit Committee and the Nominating and Corporate Governance Committee.

Compensation Committee. The Compensation Committee, along with the other members of the Board, reviews and determines the salaries, bonuses and other forms of compensation payable to our executives and oversees all compensation programs for our executive officers and directors. In making a determination, the Committee and the Board give material consideration to Kreisler’s results of operations, financial condition and competitive factors. The compensation may include grants of options under our stock option plan to the named executive officers. Executive officers recommend the amount or form of director compensation for consideration by the Compensation Committee. The current members of the Compensation Committee are Ronald L. Nussle, Jr., John W. Poling, and Richard T. Swope. Mr. Nussle is the Chair of the Compensation Committee. Each member of the Compensation Committee is an independent director pursuant to the Nasdaq Marketplace Rules. We have adopted a Compensation Committee Charter which is attached to this proxy statement as Appendix B.

Audit Committee. The Audit Committee reviews the results and scope of the annual audit of our financial statements and is directly responsible for the appointment, compensation and oversight of the work of our independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting). The Audit Committee reviews the independence of the independent auditors, and considers such other matters which may come before the Audit Committee or at the direction of the Board of Directors. The current members of the Audit Committee are Ronald L. Nussle, Jr., John W. Poling, and Richard T. Swope. Mr. Poling serves as the Chair of the Audit Committee. Each member of the Audit Committee is an independent director pursuant to the Nasdaq Marketplace Rules. Our Board of Directors has determined that Mr. Poling qualifies as the audit committee financial expert, as such term is defined in applicable SEC rules. We have adopted an Audit Committee Charter which is attached to this proxy statement as Appendix C.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee identifies, screens and recommends qualified candidates to serve as our directors and recommends to the Board of Directors the director nominees for the next annual meeting of stockholders. It also develops and recommends to the Board of Directors corporate governance guidelines applicable to us, advises the Board of Directors, on an annual basis, on the structure and membership of the committees of the Board of Directors, develops and periodically monitors and updates our corporate governance principles and policies, and leads the Board of Directors in its annual review of the Board of Director’s performance. The current members of the Nominating and Corporate Governance Committee are Ronald L. Nussle, Jr., John W. Poling, and Richard T. Swope. Mr. Poling is the Chair of the Nominating and Corporate Governance Committee. Each member of the Nominating and Corporate Governance Committee is an independent director pursuant to the Nasdaq Marketplace Rules. We have adopted a Nominating and Corporate Governance Committee Charter which is attached to this proxy statement as Appendix D.

Meetings of the Board of Directors and Committees

During our fiscal year ended June 30, 2007, our Board of Directors held six meetings, the Audit Committee held four meetings, the Compensation Committee held three meetings and the Nominating and Corporate Governance Committee held three meeting. With specific exceptions stated below, all directors attended all Board of Directors and applicable committee meetings held during our fiscal year ended June 30, 2007. Mr. Goldberg attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which he served.

Communication with the Board of Directors

Stockholders may communicate with the Board of Directors or individual members of the Board, including the respective Chairs of the Board’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, by sending correspondence to the following address:

Corporate Secretary

Kreisler Manufacturing Corporation

180 Van Riper Avenue

Elmwood Park, NJ 07407

We will periodically forward all correspondence received to the Board of Directors or to the individual member of the Board of Directors to whom the correspondence is addressed.

Consideration of Director Candidates Recommended or Nominated by Stockholders

The Nominating and Corporate Governance Committee will consider properly submitted stockholder recommendations for director candidates. Any stockholder who wishes to recommend a potential director nominee for consideration by the Nominating and Corporate Governance Committee should send a signed and dated letter, including the recommended nominee’s name and qualifications for Board membership, and such letter should be addressed to:

Corporate Secretary

Kreisler Manufacturing Corporation

180 Van Riper Avenue

Elmwood Park, NJ 07407

All stockholder recommendations of potential director nominees which are intended to be considered by the Nominating and Corporate Governance Committee in any year must be received at least 120 calendar days prior to the date on which we first mail our proxy materials for the prior year’s annual meeting of stockholders. This allows, upon a determination by the Nominating and Corporate Governance Committee to nominate such potential director nominee, for such nominee to be included in our proxy statement and the form of proxy relating to the annual meeting of stockholders. The deadline for submitting to the Nominating and Corporate Governance Committee recommendations of potential director nominees for the 2008 Meeting is approximately July 11, 2008.

Pursuant to our Bylaws, stockholders may nominate directors for election at the stockholders meeting as long as written nominations are submitted to our Secretary no later than the close of business on the fifth business day preceding the date of such meeting.

The Nominating and Corporate Governance Committee will consider recommendations received from stockholders of potential director nominees in a manner consistent with the Nominating and Corporate Governance Committee’s charter and its consideration of potential director nominees generally. The ultimate decision of whether to recommend a potential director nominee remains solely within the discretion of the Nominating and Corporate Governance Committee.

Qualifications of Director Nominees

The Nominating and Corporate Governance Committee has not established specific minimum age, education, years of business experience, or specific types of skills for potential director nominees, but in general expects that qualified nominees will possess a proven record of business acumen, success, and leadership. This includes, but is not limited to, experience or expertise in one or more of the following areas: business, financial or accounting matters generally, the specific industry and markets in which we operate, and technical matters generally. In addition, potential director nominees will be evaluated by reference to requirements relating to the Board of Directors and committee composition under applicable securities laws and the Nasdaq Marketplace Rules.

Identifying and Evaluating Nominees for Director

The Nominating and Corporate Governance Committee assesses the appropriate size of the Board of Directors in accordance with our Certificate of Incorporation and Bylaws, whether any vacancies on the Board of Directors are expected, and what incumbent directors will stand for re-election at the next meeting of stockholders. If vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee considers candidates for director suggested by members of the Nominating and Corporate Governance Committee and other Board members, as well as management, stockholders and other parties. The Nominating and

Corporate Governance Committee then makes recommendations to the Board of Directors regarding proposed candidates to fill the vacancy. The Nominating and Corporate Governance Committee also has the sole authority to retain a search firm to identify and evaluate director candidates. Except for incumbent directors standing for re-election as described below, there are no differences in the manner in which the Nominating and Corporate Governance Committee evaluates nominees for director, based on whether the nominee is recommended by a stockholder or any other party.

In the case of an incumbent director whose term of office expires, the Nominating and Corporate Governance Committee reviews such director’s service to Kreisler during the past term. The Nominating and Corporate Governance Committee reviews, among other things, the number of Board of Directors and committee meetings attended, as applicable, quality of participation, and whether the candidate continues to meet the general qualifications for a Board member outlined above. Those general qualifications include the director’s independence, as well as any special qualifications applicable to a member of a particular Board committee if such director serves on one or more committees of the Board of Directors and makes a recommendation regarding such director’s nomination for reelection to the Board of Directors. When a member of the Nominating and Corporate Governance Committee is an incumbent director eligible to stand for re-election, such director does not participate in the portion of the Nominating and Corporate Governance Committee meeting at which such director’s potential recommendation for nomination for election as a director is discussed by the Nominating and Corporate Governance Committee.

In the case of a new director candidate, the Nominating and Corporate Governance Committee will evaluate whether the nominee is independent, as independence is defined under the Nasdaq Marketplace Rules, and whether the nominee meets the qualifications for a Board member outlined above, as well as any special qualifications applicable to a member of a particular Board committee on which the nominee may be appointed to serve if elected. In connection with such evaluation, the Nominating and Corporate Governance Committee determines whether it should interview the nominee and, if warranted, one or more members of the Nominating and Corporate Governance Committee interview the nominee in person or by telephone.

Upon completing the evaluation, and the interview in case of a new candidate, the Nominating and Corporate Governance Committee makes a recommendation to the Board of Directors as to whether to nominate the director nominee for election at the next stockholders meeting at which directors will be elected.

Audit Committee Report

The Audit Committee has reviewed and discussed the audited financial statements with our management. The Audit Committee also discussed with Rothstein, Kass & Company, P.C., our independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from Rothstein, Kass & Company, P.C. required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” as may be modified or supplemented, and has discussed with Rothstein, Kass & Company, P.C. its independence. Based upon the review and discussions referred to above, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended June 30, 2007 for filing with the SEC.

This Audit Committee report shall not be deemed incorporated by reference in any document previously or subsequently filed with the SEC that incorporates by reference all or any portion of this proxy statement, except to the extent that we specifically request that this report be specifically incorporated by reference.

The Audit Committee:

John W. Poling, Chair

Ronald L. Nussle, Jr.

Richard T. Swope

September 20, 2007

Compensation of Directors

The following table sets forth the compensation earned by each of our non-employee directors during the fiscal year ended June 30, 2007.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	All Other Compensation ($)		Total ($)
Wallace N. Kelly(2)	—	3,392	150,000	(3)	153,392
Ronald L. Nussle, Jr. (4)	14,000	5,087	—		19,087
John W. Poling(5)	19,000	10,406	—		29,406
Richard T. Swope(6)	10,750	3,392	—		14,142
Michael Goldberg(7)	—	7,014	—		7,014

(1)	The amounts are valued based on the amount recognized in fiscal 2007 for financial statement reporting purposes for stock awards pursuant to Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment, excluding an estimate of forfeitures related to service-based vesting conditions in accordance with the rules of the SEC. See “Note A. Operations and Summary of Significant Accounting Policies – Stock-Based Compensation” and “Note G. Stock Option Plan” in our Notes to Consolidated Financial Statements included in the original Form 10-KSB for a discussion of the relevant assumptions used in calculating fair value. This amount includes options granted only in fiscal 2007, except for a portion of options granted to Mr. Poling in December 2003 which vested in fiscal 2007.
(2)	At the end of Fiscal Year 2007, Mr. Kelly had 8,000 options outstanding.
(3)	Represents amounts paid to Mr. Kelly for consulting services performed pursuant to the supplemental agreement between us and Mr. Kelly. See “– Consulting Agreement with Mr. Kelly.”
(4)	At the end of Fiscal Year 2007, Mr. Nussle had 12,000 options outstanding.

(5)	At the end of Fiscal Year 2007, Mr. Poling had 8,000 options outstanding.
(6)	At the end of Fiscal Year 2007, General Swope had 8,000 options outstanding.
(7)	At the end of Fiscal Year 2007, Mr. Goldberg had no options outstanding. Mr. Goldberg’s service as a director of Kreisler ended on December 5, 2006.

General. Each director of Kreisler who is not an officer receives a fee of $10,000 per year and is entitled to the reimbursement of reasonable out-of-pocket expenses. The Chairman of the Audit Committee receives a fee of $5,000 per year. The Chairmen of the Compensation Committee and the Nominating and Corporate Governance Committee each receive a fee of $2,500 per year. Each member of the Board of Directors will be paid $750 for each meeting attended in-person and $250 for each meeting attended telephonically, up to an annual maximum of $3,500. Directors who are our employees or consultants do not receive additional compensation for their services as our directors.

Consulting Agreement with Mr. Kelly. On July 1, 2005, Kreisler and Mr. Kelly, Chairman of the Board of Directors, entered into a letter agreement, referred to as the “consulting agreement.” The consulting agreement set forth the terms of our engagement of Mr. Kelly to render technical advisory services to Kreisler in the areas of process engineering, product development, strategic planning, and customer and marketing support, as directed by our Chief Executive Officer.

We agreed to pay Mr. Kelly $1,000 for each full (eight hours or greater) day that he performs such services during the term of the consulting agreement. For days that Mr. Kelly performs the services during less than eight hours, the fee will be based on the fraction of actual hours during which the services were performed.

We will also reimburse Mr. Kelly for all reasonable out-of-pocket expenses incurred during the term of the consulting agreement. These include, but are not limited to, Mr. Kelly’s commute to or from his home residence, living expenses while on site in New Jersey, and certain business travel and entertainment expenses.

The consulting agreement became effective on July 1, 2005 and continues until thirty days following a written termination notice sent by either party to the consulting agreement. See “Certain Relationships and Related Transactions” for information about payments to Mr. Kelly pursuant to the Consulting Agreement.

1997 Stock Option Plan. See “Executive Compensation – Summary Compensation Table – 1997 Stock Option Plan” for a discussion of the 1997 Plan.

EXECUTIVE COMPENSATION

Executive Officers

The following table sets forth information regarding the business experience of Mr. Edward A. Stern, our executive officer. See “Proposal 1 – Election of Directors” for the description of the business experience of Michael D. Stern, Kreisler’s director, Co-President and Chief Executive Officer.

Name and Position	Age as of October 24, 2007	Business Experience
Edward A. Stern Co-President, Chief Financial Officer, Secretary and Treasurer	46	Edward A. Stern joined our production control department in 1991 and has served as Co-President, Chief Financial Officer, Secretary and Treasurer of Kreisler since June 2004 and of Kreisler Industrial Corporation since September 2004. Mr. Stern also serves as Vice President of the Management Board of Directors of Kreisler Polska Sp. z o.o. Mr. Stern was Vice President – Administration of Kreisler Industrial Corporation from 1993 to 2004. Prior to joining Kreisler, Mr. Stern’s experience included five years with American Airlines in the Corporate Finance and Financial Analysis areas. Mr. Stern graduated with a Master of Business Administration in finance and accounting from the Kellogg School of Management of Northwestern University and a Bachelor of Arts in economics from Emory University. Mr. Stern is the brother of Michael D. Stern, Kreisler’s director, Co-President and Chief Executive Officer.

Summary Compensation Table

The following table sets forth the compensation awarded to, earned by or paid to Kreisler’s Chief Executive Officer and Kreisler’s most highly compensated executive officer, who we refer to as the “named executive officers,” for services rendered in all capacities to Kreisler and Kreisler’s subsidiaries during Kreisler’s fiscal years ended June 30, 2006 and 2007.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Option Awards ($)(1)	All Other Compensation ($)		Total ($)
Edward A. Stern, Co-President,	2007	161,684	(3)	78,750	8,903	8,624	(4)	257,961
Chief Financial Officer, Secretary, and Treasurer(2)	2006	135,673		57,750	—	3,413		196,836

Michael D. Stern, Co-President,	2007	161,684	(3)	78,750	8,903	8,624	(4)	257,961
Chief Executive Officer, and Director(5)	2006	135,673		57,750	—	1,506		194,929

(1)	The amounts are valued based on the amount recognized in fiscal 2007 for financial statement reporting purposes for stock awards pursuant to Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment, excluding an estimate of forfeitures related to service-based vesting conditions in accordance with the rules of the SEC. See “Note A. Operations and Summary of Significant Accounting Policies – Stock-Based Compensation” and “Note G. Stock Option Plan” in our Notes to Consolidated Financial Statements included in the original Form 10-KSB for a discussion of the relevant assumptions used in calculating fair value. This amount includes options only granted in fiscal 2007.
(2)	Edward A. Stern is also Chief Financial Officer, Secretary, Treasurer and Director of Kreisler Industrial Corporation, and Vice President of the Management Board of Directors of Kreisler Polska Sp. z o.o.
(3)	Includes $18,270 which was issued pursuant to an award granted under the 1997 Stock Option Plan. This amount represents 25% of the product of 4,000 options exercised on February 26, 2007, multiplied by the product of the per share closing price of the common stock on the exercise date ($19.52) minus the exercise price per share of such options ($1.25).
(4)	Represents (i) $4,875 of an annual automobile allowance provided by us and (ii) $3,749 in health insurance cost contributions paid by us.
(5)	Michael D. Stern is also Co-President, Chief Executive Officer and Director of Kreisler Industrial Corporation and President of the Management Board of Directors of Kreisler Polska Sp. z o.o.

1997 Stock Option Plan. On November 25, 1997, the 1997 Stock Option Plan, which we refer to as the “1997 Plan,” was approved at the Annual Meeting of Stockholders. A maximum of 280,000 shares of Kreisler’s common stock may be issued under the 1997 Plan. The term for all stock options granted is ten years and options vest over a three-year period. In the event of a change in control, as defined in the 1997 Plan, all unexercised options become fully vested. No stock options could be granted under the 1997 plan after August 5, 2007. In fiscal year 2007, stock option awards were granted to named executive officers and directors under the 1997 Plan. On February 13, 2007, Michael D. Stern and Edward A. Stern were each awarded an option to purchase 21,000 shares of our common stock under our 1997 Stock Option Plan, at an exercise price of $10.83 per share. The option vests in three equal installments beginning on February 13, 2008, and expires February 12, 2017. See “- Compensation of Directors” for information on options granted to directors.

Bonus Plans. On May 7, 2007, the Compensation Committee of the Board of Directors approved our Fiscal Year 2007 Bonus Plan, which provided for a potential cash bonus of up to 60% of the salary that Michael D. Stern and Edward A. Stern may earn. These bonuses were earned upon the satisfaction of non-financial and financial objectives previously set by the Compensation Committee, including objectives for corporate profitability, top line growth, accreditation and compliance, health and safety, customer quality and delivery performance. On August 28, 2007, the Compensation Committee approved cash bonuses under the Fiscal Year 2007 Bonus Plan of $78,750 to each of Michael D. Stern and Edward A. Stern.

On March 30, 2006, the Compensation Committee of the Board of Directors approved our Fiscal Year 2006 Bonus Plan, which provided for a potential cash bonus of up to 50% of the salary that Michael D. Stern and Edward A. Stern could have earned. These bonuses were earned upon the satisfaction of non-financial and financial objectives. On September 12, 2006, the Compensation Committee approved cash bonuses under the Fiscal Year 2006 Bonus Plan of $57,750 to each of Michael D. Stern and Edward A. Stern.

Base Salary. On February 13, 2007, the Compensation Committee of the Board of Directors recommended and the Board of Directors approved a salary increase for Michael D. Stern and Edward A. Stern, from $137,500 per year to $150,000 per year. This salary increase was effective on February 25, 2007.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth all outstanding equity awards held at the end of the fiscal year ended June 30, 2007 by the named executive officers.

Option Awards(1)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Edward A. Stern, Co-President, Chief Financial Officer, Secretary, and Treasurer	0	21,000	(2)	10.83	02/12/2017

Michael D. Stern, Co-President, Chief Executive Officer, and Director	0	21,000	(2)	10.83	02/12/2017

(1)	Represents options granted under our 1997 Plan.
(2)	Option to purchase 21,000 shares of Kreisler’s common stock granted on February 13, 2007 at an exercise price of $10.83, vesting in three equal annual installments beginning on February 13, 2008.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

A supplemental agreement was entered into by Kreisler and Mr. Kelly in July 2003 with respect to his continued services to Kreisler. Since June 2004, Mr. Kelly has served as the Chairman of our Board of Directors. From November 2003 until June 2005, Mr. Kelly was employed by us as a technical advisor. Pursuant to a consulting agreement, Mr. Kelly has served as a consultant to Kreisler since July 1, 2005. A copy of this consulting agreement was previously filed as an exhibit to our current report on Form 8-K which was filed with the SEC on September 19, 2005. The discussion of the terms of the consulting agreement outlined herein is qualified in its entirety by reference to the full text of such agreement. In this position, Mr. Kelly provides us with consulting services in the areas of process engineering, product development, strategic planning, and customer and marketing support. During our fiscal years ended June 30, 2007 and 2006, we paid $150,000 and $153,400 to Mr. Kelly, and reimbursed Mr. Kelly $36,000 and $27,000 for his out of pocket expenses, respectively. See “Compensation of Directors – Consulting Agreement with Mr. Kelly” for a description of the consulting agreement.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than ten percent of our common stock to file with the SEC an initial statement of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Form 4), of our common stock and other equity securities. Officers, directors and greater than ten percent beneficial owners are required by regulations of the SEC to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such forms furnished to us, and written representations that no other forms were required during the fiscal year ended June 30, 2007, all Section 16(a) filing requirements applicable to our officers, directors, and greater than ten percent beneficial owners were complied with, with the following exceptions: (a) Wallace N. Kelly untimely filed a Form 4 reporting the exercise of stock options and (b) Ronald Nussle Jr. untimely filed a Form 3 in connection with his initial statement of beneficial ownership of Kreisler’s securities.

STOCKHOLDER PROPOSALS

Stockholder proposals for the 2008 Annual Meeting of Stockholders, referred to as the “2008 meeting,” must be submitted to us (directed to the attention of our Corporate Secretary) on or prior to July 11, 2008 to receive consideration for inclusion in our proxy statement relating to the 2008 meeting. Any such proposal must also comply with the proxy rules under the Exchange Act, including Rule 14a-8.

In addition, stockholders are notified that the deadline for providing us timely notice of any stockholder proposal (other than nominations for directors) to be submitted outside the Rule 14a-8 process for consideration at our 2008 meeting is September 24, 2008. If we do not have notice of a proposal on or prior to September 24, 2008, discretionary authority shall be granted to the persons designated in our proxy related to the 2008 meeting to vote on such proposal. Our Bylaws permit stockholders to nominate directors for election at our annual meeting of stockholders as long as written nominations are submitted to our Secretary no later than the close of business on the fifth business day preceding the date of the meeting.

APPOINTMENT OF INDEPENDENT AUDITORS

General

The Audit Committee of the Board of Directors engaged Rothstein, Kass & Company, P.C., referred to as “Rothstein Kass,” an independent registered public accounting firm, to serve as our independent auditors for the fiscal year ended June 30, 2007. The Audit Committee has engaged Rothstein Kass to serve as independent auditors for the first three quarters of fiscal year ending June 30, 2008 and expects to engage Rothstein Kass to serve as Kreisler’s independent auditors for the fiscal year ending June 30, 2008. A representative of Rothstein Kass is expected to be available at the annual meeting and to be available to respond to appropriate questions. The representative will have the opportunity to make a statement if he or she so desires.

Prior to March 20, 2006, Gregory, Sharer & Stuart, P.A., referred to as “Gregory Sharer,” served as our independent auditors for the year ended June 30, 2005. On March 20, 2006, the Audit Committee of the Board of Directors of Kreisler dismissed Gregory Sharer as our independent registered public accounting firm. Gregory Sharer’s reports on our consolidated financial statements for either of the two fiscal years ended June 30, 2005 and 2004, respectively, did not contain an adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of our financial statements for each of the fiscal years ended June 30, 2005 and June 30, 2004 and through March 20, 2006, there were no disagreements between us and Gregory Sharer on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Gregory Sharer, would have caused Gregory Sharer to make reference to the subject matter of the disagreement in connection with its report on our consolidated financial statements for such fiscal years.

During the two most recent fiscal years ended June 30, 2007 and 2006, respectively, there have been no reportable events, as described in Item 304(a)(1)(iv)(B) of Regulation S-B.

During the fiscal years ended June 30, 2007 and 2006, neither us nor anyone acting on our behalf consulted Rothstein Kass regarding either (1) the application of accounting principles to a specified transaction, either completed or contemplated, or the type of audit opinion that might be rendered on our consolidated financial statements or (2) any matter that was the subject of a disagreement with Gregory Sharer or event identified in Item 304(a)(1)(iv) of Regulation S-B.

Pre-Approval Policies

To help ensure the independence of our independent registered public accounting firm, the Audit Committee has adopted a policy for the pre-approval of all audit and non-audit services to be performed for us by our independent registered public accounting firm. Pursuant to this policy, all audit and non-audit services to be performed by the independent registered public accounting firm must be approved in advance by the Audit Committee. The Audit Committee may delegate to one or more of its members the authority to grant the required approvals, provided that any exercise of such authority is presented to the full Audit Committee at its next regularly scheduled meeting.

The Audit Committee has considered and determined that the services provided by Rothstein Kass are compatible with Rothstein Kass maintaining its independence. The Audit Committee pre-approved all services provided by Rothstein Kass and Gregory Sharer described below.

Services provided by Rothstein Kass and Gregory Sharer

The fees paid to Rothstein Kass and Gregory Sharer are disclosed in the table below:

Year ended June 30,	2007	2006
Audit Fees
Rothstein Kass	$104,000	$78,000
Gregory Sharer		$85,722
Audit-Related Fees
Rothstein Kass	$5,600	0
Gregory Sharer		0
Tax Fees
Rothstein Kass	0	0
Gregory Sharer		$30,173
All Other Fees
Rothstein Kass	$1,900	0
Gregory Sharer		$3,977

Total Fees
Rothstein Kass	$109,600	$78,000

Gregory Sharer		$120,412

The total fees paid to Rothstein Kass for the fiscal years ended June 30, 2007 and June 30, 2006 totaled $109,600 and $78,000, respectively. The total fees paid to Gregory Sharer for the fiscal year ended June 30, 2006 totaled $120,412.

Audit Fees. Represent the aggregate fees billed by Rothstein Kass or Gregory Sharer for professional services for the audit of our annual financial statements and the review of our financial statements included in our quarterly reports on Form 10-QSB filings and services that are normally provided in connection with the statutory and regulatory filings and engagements.

Audit-Related Fees. Represent the fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and that are not disclosed under “Audit Fees” above.

Tax Fees. Represent the aggregate fees billed by Gregory Sharer for professional services rendered for tax compliance, tax advice and tax planning. The tax fees paid to Gregory Sharer were primarily for the preparation of tax returns and other tax-related documentation as well as fees associated with a Notice of Assessment received from the New Jersey Division of Taxation.

All Other Fees. Represent fees for services rendered by Rothstein Kass or Gregory Sharer other than the services described in the foregoing categories.

ANNUAL REPORT TO STOCKHOLDERS AND FORM 10-KSB

This Proxy Statement is accompanied by our 2007 Annual Report to Stockholders, which includes a copy of our Annual Report on Form 10-KSB for the fiscal year ended June 30, 2007 as filed with the SEC. Each stockholder solicited under this proxy statement can obtain a copy of our Annual Report on Form 10-KSB for the fiscal year ended June 30, 2007 as filed with the SEC, without charge, except for exhibits to such report, by sending a written request to: Kreisler Manufacturing Corporation, 180 Van Riper Avenue, Elmwood Park, New Jersey 07407, Attention: Edward A. Stern, Co-President, Chief Financial Officer, Secretary and Treasurer.

By Order of the Board of Directors,

/s/ Edward A. Stern
Edward A. Stern
Co- President, Chief Financial Officer, Secretary and Treasurer

Appendix A

KREISLER MANUFACTURING CORPORATION

2007 STOCK INCENTIVE PLAN

1. Purpose

Kreisler Manufacturing Corporation Stock Incentive Plan (the “Plan”) is intended to provide incentives which will attract, retain, motivate and reward highly competent persons as non-employee directors, executive officers and other employees of, or consultants to, Kreisler Manufacturing Corporation (the “Company”) or any Affiliates by providing them opportunities to acquire shares of common stock, par value $.125 per share, of the Company (“Common Stock”) or to receive other Awards (as defined in Section 4 below) described herein. Affiliate, as used herein, shall mean any corporation or other entity owning, directly or indirectly, 50% or more of the outstanding stock of the Company, or in which the Company or any such corporation or other entity owns, directly or indirectly, 50% or more of the outstanding capital stock (determined by aggregate voting rights) or other voting interests. Furthermore, the Plan is intended to assist in further aligning the interests of the Company’s non-employee directors, executive officers and other employees and consultants, with those of its stockholders.

2. Administration

a. The Plan generally shall be administered by a committee (the “Committee”) which shall be the Compensation Committee of the Board of Directors of the Company (the “Board”) or another committee appointed by the Board from among its members. Unless the Board determines otherwise, the Committee shall be comprised solely of not less than two members who each shall qualify as a (i) “Non-Employee Director” within the meaning of Rule 16b-3(b)(3) (or any successor rule) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (ii) an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any Awards granted hereunder as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all participants and their legal representatives. However, the Committee must provide the Board with ten days advance notice of any recommended Awards of Stock Grants to be made under the Plan, and the Board must provide final approval of any recommended Awards of Stock Grants before such Awards may be granted. The Board shall also have the authority to establish Stock Grant levels and stock ownership guidelines for the non-employee directors which shall be reviewed annually in relation to director compensation practices of comparable companies.

b. No member of the Board, no member of the Committee and no agent of the Committee who is an employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Board, members of the Committee and any agent of the Committee who is an employee of the Company against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person’s bad faith, gross negligence or willful misconduct.

c. The Committee shall have the authority to grant Awards to non-employee directors, executive officers and other employees of, or consultants to, the Company or any of its Affiliates. The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee, or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company or any of its Affiliates whose employees have benefited from the Plan, as determined by the Committee.

3. Participants

Participants shall consist of such non-employee directors, executive officers and other employees of, or consultants to, the Company or any of its Affiliates as the Committee in its sole discretion determines to be significantly responsible for the success and future growth and profitability of the Company and whom the Committee may designate from time to time to receive Awards under the Plan. Designation of a participant in any year shall not require the Committee to designate such person to receive an Award in any other year or, once designated, to receive the same type or amount of Award as granted to the participant in any other year. The Committee shall consider such factors as it deems pertinent in selecting participants and in determining the type, amount and other terms of Awards.

4. Types of Awards and Vesting Restrictions

Awards under the Plan may be granted in any one or a combination of (1) Stock Options, (2) Stock Grants, and (3) Performance Awards (each as described above an “Award,” and collectively, “Awards”). Stock Grants and Performance Awards may, as determined by the Committee, in its discretion, constitute Performance-Based Awards, as described in Section 9 below. Awards shall be evidenced by Award agreements (which need not be identical) in such forms as the Committee may from time to time approve; provided, however, that in the event of any conflict between the provisions of the Plan and any such agreements, the provisions of the Plan shall prevail.

5. Common Stock Available Under the Plan

a. Shares Available. The aggregate number of shares of Common Stock that may be subject to Awards, including shares of Common Stock underlying Stock Options, granted under this Plan shall be 200,000 shares of Common Stock, which may be authorized and unissued or treasury shares, subject to any adjustments made in accordance with Section 10 below. The maximum number of such shares with respect to which Incentive Stock Options may be granted under this Plan shall be 200,000 shares of Common Stock.

b. Maximum Limits. The maximum number of shares of Common Stock with respect to which Awards may be granted or measured to any individual participant under the Plan during any calendar year or part thereof shall not exceed 100,000 shares, subject to adjustment in accordance with Section 10 below. The maximum number of such shares with respect to which Stock Options may be granted under this Plan shall be 100,000 shares of Common Stock.

c. Shares Underlying Awards That Again Become Available. Any shares of Common Stock subject to a Stock Option, Stock Grant or Performance Award, which for any reason are cancelled, forfeited, or surrendered to the Company shall again be available for Awards under the Plan. The preceding sentence shall apply only for purposes of determining the aggregate number of shares of Common Stock subject to Awards pursuant to Section 5.a above but shall not apply for purposes of determining the maximum number of shares of Common Stock subject to Awards that any individual participant may receive pursuant to Section 5.b above.

6. Stock Options

a. In General. The Committee is authorized to grant Stock Options to non-employee directors, executive officers and other employees of, or consultants to, the Company or any of its Affiliates and shall, in its sole discretion, determine such participants in the Plan who will receive Stock Options and the number of shares of Common Stock underlying each Stock Option. Stock Options may be (i) incentive stock options (“Incentive Stock Options”) within the meaning of Section 422 of the Code, or (ii) Stock Options which do not qualify as Incentive Stock Options (“Non-Qualified Stock Options”). The Committee may grant one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. Each Stock Option shall be subject to such terms and conditions consistent with the Plan as shall be determined by the Committee and as set forth in the Award agreement. In addition, each Stock Option shall be subject to the following limitations set forth in this Section 6.

b. Exercise Price. Each Stock Option granted hereunder shall have such per-share exercise price as the Committee may determine on the date of grant; provided, however, subject to Section 6(e) below, that the per-share exercise price shall not be less than 100 percent of the Fair Market Value (as defined in Section 16 below) of Common Stock on the date the Stock Option is granted.

c. Payment of Exercise Price. The Stock Option exercise price must be paid in cash. In the discretion of the Committee, a payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price with the requirement of the broker same day reconciliation or as otherwise determined by the Company. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan.

d. Exercise Period. Stock Options granted under the Plan shall be exercisable at such time or times as specified in the Plan and the Award agreement; provided, however, that no Stock Option shall be exercisable later than ten years after the date it is granted.

e. Limitations on Incentive Stock Options. Incentive Stock Options may be granted only to participants who are executive officers or other employees of the Company or any subsidiary corporation of the Company as that term is defined in Section 424 of the Code. The aggregate market value (determined as of the time the Stock Option is granted) of Common Stock with respect to which Incentive Stock Options (under all option plans of the Company) are exercisable for the first time by a participant during any calendar year shall not exceed $100,000. For purposes of the preceding sentence, Incentive Stock Options shall be taken into account in the order in which they are granted. Incentive Stock Options may not be granted to any participant who, at the time of grant, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than 10 percent of the total combined voting power of all outstanding classes of stock of the Company or any subsidiary corporation of the Company as that term is defined in Section 424 of the Code, unless the exercise price is fixed at not less than 110 percent of the Fair Market Value of Common Stock on the date of grant and the exercise of such Incentive Stock Option is prohibited by its terms after the expiration of five years from the date of grant of such Incentive Stock Option.

7. Stock Grants

The Committee is authorized to grant Stock Grants to non-employee directors, executive officers and other employees of, or consultants to, the Company or any of its Affiliates and shall, in its sole discretion, determine such participants in the Plan who will receive Stock Grants and the number of shares of Common Stock underlying each Stock Grant, subject to Board approval. Each Stock Grant shall be subject to such terms and conditions consistent with the Plan as shall be determined by the Committee and the Board and as set forth in the Award agreement, including, without limitation, restrictions on the sale or other disposition of such shares, and the right of the Company to reacquire such shares for no consideration upon termination of the participant’s employment with, or services performed for, the Company or any of its Affiliates within specified periods. The Committee may require the participant to deliver a duly signed stock power, endorsed in blank, relating to Common Stock covered by such Stock Grant and/or that the stock certificates evidencing such shares be held in custody or bear restrictive legends until the restrictions thereon shall have lapsed. The Award agreement shall specify whether the participant shall have, with respect to the shares of Common Stock subject to a Stock Grant, all of the rights of a holder of shares of Common Stock, including the right to receive dividends, if any, and to vote the shares.

8. Performance Awards

a. In General. The Committee is authorized to grant Performance Awards to executive officers and other employees of the Company or any of its Affiliates and shall, in its sole discretion, determine such executive officers and other employees who will receive Performance Awards and the number of shares of Common Stock that may be subject to each Performance Award. Each Performance Award shall be subject to such terms and conditions consistent with the Plan as shall be determined by the Committee and as set forth in the Award agreement. The Committee shall set performance targets at its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Awards that will be paid out to the participants, and may attach to such Performance Awards one or more restrictions. Performance targets may be based upon, without limitation, Company-wide, divisional and/or individual performance.

b. Payout. Payment of earned Performance Awards may be made in shares of Common Stock or in cash and shall be made in accordance with the terms and conditions prescribed or authorized by the Committee. The Committee, in its sole discretion, may permit a participant to elect to defer the receipt of any Performance Award based upon a performance period of at least twelve (12) months, provided that the participant performed services continuously from a date no later than the date upon which the performance criteria are established through a date no earlier than the date upon which the participant makes such deferral election. An election to defer the receipt of a Performance Award must be made no later than the date that is six (6) months before the end of the performance period, provided that in no event may an election to defer a Performance Award be made after such Performance Award has become both substantially certain to be paid and readily ascertainable.

9. Performance-Based Awards

a. In General. All Stock Options granted under the Plan, certain Stock Grants and Performance Awards granted under the Plan, and the compensation attributable to such Awards, are intended to (i) qualify as Performance-Based Awards (as defined in the next sentence) or (ii) be otherwise exempt from the deduction limitation imposed by Section 162(m) of the Code. Certain Awards granted under the Plan may be granted in a manner such that Awards qualify as “performance-based compensation” (as such term is used in Section 162(m) of the Code and the regulations thereunder) and thus be exempt from the deduction limitation imposed by Section 162(m) of the Code (“Performance-Based Awards”). Awards may only qualify as Performance-Based Awards if at the time of grant the Committee is comprised solely of two or more “outside directors” (as such term is used in Section 162(m) of the Code and the regulations thereunder).

b. Stock Options. Stock Options granted under the Plan with an exercise price at or above the Fair Market Value of Common Stock on the date of grant should qualify as Performance-Based Awards.

c. Other Awards. Stock Grants and Performance Awards granted under the Plan may qualify as Performance-Based Awards if, as determined by the Committee, in its discretion, either the granting or vesting of such Award is subject to the achievement of a performance target or targets based on one or more of the performance measures specified in Section 9(d) below. With respect to such Awards intended to qualify as Performance-Based Awards:

(1)	the Committee shall establish in writing (x) the objective performance-based goals applicable to a given period and (y) the individual employees or class of employees to which such performance-based goals apply no later than 90 days after the commencement of such period (but in no event after 25 percent of such period has elapsed);

(2)	no Performance-Based Awards shall be payable to or vest with respect to, as the case may be, any participant for a given period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied; and

(3)	after the establishment of a performance goal, the Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal.

d. Performance Measures. The Committee may use the following performance measures (either individually or in any combination) to set performance targets with respect to Awards intended to qualify as Performance-Based Awards: net sales; pretax income before allocation of corporate overhead and bonus; budget; earnings per share; net income; division, group or corporate financial goals; return on stockholders’ equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of Common Stock or any other publicly-traded securities of the Company, if any; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; and/or reductions in costs.

10. Adjustment Provisions

If there shall be any change in Common Stock of the Company, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spinoff, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, an adjustment shall be made to each outstanding Stock Option such that each such Stock Option shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of Common Stock subject to such Stock Option had such Stock Option been exercised in full immediately prior to such change or distribution, and such an adjustment shall be made successively each time any such change shall occur. In addition, in the event of any such change or distribution, in order to prevent dilution or enlargement of participants’ rights under the Plan, the Committee shall have the authority to adjust, in an equitable manner, the number and kind of shares that may be issued under the Plan, the number and kind of shares subject to outstanding Awards, the exercise price applicable to outstanding Awards, and the Fair Market Value of Common Stock and other value determinations applicable to outstanding Awards. Appropriate adjustments may also be made by the Committee in the terms of any Awards under the Plan to reflect such changes or distributions and to modify any other terms of outstanding Awards on an equitable basis, including modifications of performance targets and changes in the length of performance periods. In addition, other than with respect to Stock Options and other Awards intended to constitute Performance-Based Awards, the Committee is authorized to make adjustments to the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company or any of its Affiliates or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles. Notwithstanding the foregoing, (i) any adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder other than an incentive stock option for purposes of Section 422 of the Code.

11. Change in Control

a. Accelerated Vesting. Notwithstanding any other provision of this Plan, if there is a Change in Control of the Company (as defined in Section 11(b) below), all unvested Awards granted under the Plan shall become fully vested immediately upon the occurrence of the Change in Control and such vested Awards shall be paid out or settled, as applicable, within 60 days upon the occurrence of the Change in Control, subject to requirements of applicable laws and regulations.

b. Definition. For purposes of this Section 11, a “Change in Control” of the Company shall be deemed to have occurred upon any of the following events:

(1)	a change in ownership in which a person, group or entity acquires more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company;

(2)	a change in effective control in which (1) a person, group or entity acquires (in a 12-month period) ownership of stock with 35% or more of the total voting power of the stock of the Company; or (2) a majority of the Company’s board is replaced in a 12-month period by directors whose appointment or election was not endorsed by a majority of the Board before their appointment or election; or

(3)	a change in ownership of a substantial portion of the Company’s assets in which a person or group or entity acquires 40% or more of the gross fair market value of the Company’s assets.

c. Cashout. The Committee, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company, each Stock Option outstanding hereunder shall terminate and such holder shall receive, within 60 days upon the occurrence of the Change in Control, with respect to each share of Common Stock subject to such Stock Option, an amount equal to the excess of the Fair Market Value of such shares of Common Stock immediately prior to the occurrence of such Change in Control over the exercise price per share of such Stock Option; such amount to be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine.

12. Termination of Employment

a. Subject to any written agreement between the participant and the Company or any of its Affiliates, if a participant’s employment is terminated due to death or disability:

(1)	all unvested Stock Grants held by the participant on the date of the participant’s death or the date of the termination of his or her employment as the case may be, shall immediately become vested as of such date;

(2)	all unexercisable Stock Options held by the participant on the date of the participant’s death or the date of the termination of his or her employment, as the case may be, shall immediately become exercisable as of such date and shall remain exercisable until the earlier of (i) the end of the one-year period following the date of the participant’s death or the date of the termination of his or her employment, as the case may be, or (ii) the date the Stock Option would otherwise expire;

(3)	all exercisable Stock Options held by the participant on the date of the participant’s death or the date of the termination of his or her employment, as the case may be, shall remain exercisable until the earlier of (i) the end of the one-year period following the date of the participant’s death or the date of the termination of his or her employment, as the case may be, or (ii) the date the Stock Option would otherwise expire; and

(4)	all unearned and/or unvested Performance Awards held by the participant on the date of the participant’s death or the date of the termination of his or her employment, as the case may be, shall immediately become earned or vested as of such date and shall be paid out and/or settled based on the participant’s performance immediately prior to the date of the participant’s death or the date of the termination of his or her employment on a pro-rated basis with a minimum of at least one year into a performance period, as determined by the Committee.

b. Subject to any written agreement between the participant and the Company or any of its Affiliates, if a participant’s employment is terminated by the Company for Cause (as defined in Section 12(f) below), all Awards, whether or not vested, earned or exercisable, held by the participant on the date of the termination of his or her employment for Cause shall immediately be forfeited by such participant as of such date.

c. Subject to any written agreement between the participant and the Company or any of its Affiliates, if a participant’s employment is terminated for any reason, including, without limitation, retirement, other than for Cause or other than due to death or disability:

(1)	all unvested, unearned or unexercisable Awards held by the participant on the date of the termination of his or her employment shall immediately be forfeited by such participant as of such date; and

(2)	all exercisable Stock Options held by the participant on the date of the termination of his or her employment shall remain exercisable until the earlier of (i) the end of the 90-day period following the date of the termination of the participant’s employment, or (ii) the date the Stock Option would otherwise expire.

d. Notwithstanding anything contained in the Plan to the contrary, the Committee may, in its discretion, provide that:

(1)	any or all unvested Stock Grants held by the participant on the date of the termination of the participant’s employment shall immediately become vested as of such date;

(2)	any or all unexercisable Stock Options held by the participant on the date of the participant’s death and/or the date of the termination of his or her employment shall immediately become exercisable as of such date and shall remain exercisable until a date that occurs on or prior to the date the Stock Option is scheduled to expire, provided, however, that Incentive Stock Options shall remain exercisable not longer than the end of the 90-day period following the date of the termination of the participant’s employment; and/or

(3)	any or all exercisable Stock Options held by the participant on the date of the participant’s death and/or the date of the termination of his or her employment shall remain exercisable until a date that occurs on or prior to the date the Stock Option is scheduled to expire, provided, however, that Incentive Stock Options shall remain exercisable not longer than the end of the 90-day period following the date of the termination of the participant’s employment.

e. Notwithstanding anything contained in the Plan to the contrary, (i) the provisions contained in this Section 12 shall be applied to an Incentive Stock Option only if the application of such provision maintains the treatment of such Incentive Stock Option as an Incentive Stock Option and (ii) the exercise period of an Incentive Stock Option in the event of a termination due to disability provided in Section 12(a)(3) above shall only apply if the participant’s disability satisfies the requirement of “permanent and total disability” as defined in Section 22(e)(3) of the Code.

f. For purposes of this Section 12, (i) if there is an employment agreement between the participant and the Company or any of its Affiliates in effect, “Cause” shall have the same definition as the definition of “cause” contained in such employment agreement; or (ii) if “Cause” is not defined in such employment agreement or if there is no employment agreement between the participant and the Company or any of its Affiliates in effect, “Cause” shall include, but is not limited to:

(1)	any willful and continuous neglect of or refusal to perform the employee’s duties or responsibilities with respect to the Company or any of its Affiliates, insubordination,

dishonesty, gross neglect or willful malfeasance by the participant in the performance of such duties and responsibilities, or the willful taking of actions which materially impair the participant’s ability to perform such duties and responsibilities, or any serious violation of the rules or regulations of the Company;

(2)	the violation of any local, state or federal criminal statute, including, without limitation, an act of dishonesty such as embezzlement, theft or larceny;

(3)	intentional provision of services in competition with the Company or any of its Affiliates, or intentional disclosure to a competitor of the Company or any of its Affiliates of any confidential or proprietary information of the Company or any of its Affiliates; or

(4)	any similar conduct, including, without limitation, disparagement of the Company or any of its Affiliates, by the participant with respect to which the Company determines in its discretion that the participant has terminated employment under circumstances such that the payment of any compensation attributable to any Award granted under the Plan would not be in the best interest of the Company or any of its Affiliates.

For purposes of this Section 12, the Committee shall have the authority to determine whether the “Cause” exists and whether subsequent actions on the part of the participant have cured the “Cause.”

13. Section 409A of the Code

a. Awards under the Plan are intended either to be exempt from the rules of Section 409A of the Code or to satisfy those rules and shall be construed accordingly. However, the Company shall not be liable to any Participant or other holder of an Award with respect to any Award-related adverse tax consequences arising under Section 409A or other provision of the Code.

b. If any provision of the Plan or an Award agreement contravenes any regulations or Treasury guidance promulgated under Code Section 409A or could cause an Award to be subject to the interest and penalties under Code Section 409A, such provision of the Plan or Award shall be deemed automatically modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without violating the provisions of Code Section 409A. Moreover, any discretionary authority that the Administrator may have pursuant to the Plan shall not be applicable to an Award that is subject to Code Section 409A to the extent such discretionary authority will contravene Section 409A or the regulations or guidance promulgated thereunder.

c. Notwithstanding any provisions of this Plan or any Award granted hereunder to the contrary, no acceleration shall occur with respect to any Award to the extent such acceleration would cause the Plan or an Award granted hereunder to fail to comply with Code Section 409A.

d. Notwithstanding any provisions of this Plan or any applicable Award agreement to the contrary, no payment shall be made with respect to any Award granted under this Plan to a “specified employee” (as such term is defined for purposes of Code Section 409A) prior to the six-month anniversary of the employee’s separation of service to the extent such six-month delay in payment is required to comply with Code Section 409A.

14. Transferability

Each Award granted under the Plan to a participant which is subject to restrictions on transferability and/or exercisability shall not be transferable otherwise than by will or the laws of descent and distribution and/or shall be exercisable, during the participant’s lifetime, only by the participant. In the event of the death of a participant, each Stock Option theretofore granted to him or her shall be exercisable in accordance with Section 12 above and then only by the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant’s rights under the Stock Option shall pass by will or the laws of descent and distribution. Notwithstanding the foregoing, at the discretion of the Committee, an Award (other than an Incentive Stock Option) may permit the transferability of such Award by a participant solely to members of the participant’s immediate family or trusts or family partnerships for the benefit of such persons, subject to any restriction included in the Award agreement.

15. Other Provisions

Awards granted under the Plan may also be subject to such other provisions (whether or not applicable to the Award granted to any other participant) as the Committee determines on the date of grant to be appropriate, including, without limitation, for the installment purchase of Common Stock under Stock Options to assist the participant, excluding an executive officer or a director, in financing the acquisition of Common Stock, for the forfeiture of, or restrictions on resale or other disposition of, Common Stock acquired under any form of the Award, for the acceleration of exercisability or vesting of Awards in the event of the Change in Control of the Company, or to comply with federal and state securities laws, or understandings or conditions as to the participant’s employment, in addition to those specifically provided for under the Plan. The Committee shall have the authority to retract any Award granted under the Plan in case of a material restatement of the financial statements of the Company or if it is otherwise determined by the Committee that the previously granted Award was not earned by the participant.

16. Fair Market Value

For purposes of this Plan and any Awards granted hereunder, Fair Market Value shall be (i) the closing price of Common Stock on the date of calculation (or on the last preceding trading date if Common Stock was not traded on such date) if Common Stock is readily tradeable on a national securities exchange or other market system or (ii) if Common Stock is not readily tradeable, the amount determined in good faith by the Committee as the fair market value of Common Stock.

17. Withholding

All payments or distributions of Awards made pursuant to the Plan shall be net of any amounts required to be withheld pursuant to applicable federal, state and local tax withholding requirements. If the Company proposes or is required to distribute Common Stock pursuant to the Plan, it may require the participant receiving such Common Stock to remit to it or to the Affiliate that employs such participant an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for such Common Stock. In lieu thereof, the Company or the Affiliate employing the participant shall have the right to withhold the amount of such taxes from any other sums due or to become due from the Company or the Affiliate, as the case may be, to the participant receiving Common Stock, as the Committee shall prescribe. The Committee may, in its discretion, and subject to such rules as the Committee may adopt (including any as may be required to satisfy applicable tax and/or non-tax regulatory requirements), permit a participant to pay all or a portion of the federal, state and local withholding taxes arising in connection with any Award consisting of shares of Common Stock by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of tax to be withheld, such tax calculated at rates required by statute or regulation.

18. Tenure

A participant’s right, if any, to continue to serve the Company or any of its Affiliates as a non-employee director, executive officer, other employee, consultant or otherwise shall not be enlarged or otherwise affected by his or her designation as a participant under the Plan.

19. Unfunded Plan

Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

20. No Fractional Shares

No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, or Awards, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

21. Duration, Amendment and Termination

No Award shall be granted more than ten years after the Effective Date; provided, however, that the terms and conditions applicable to any Award granted prior to such date may thereafter be amended or modified by mutual agreement between the Company and the participant or such other persons as may then have an interest therein. Also, by mutual agreement between the Company and a participant under this Plan or under any other present or future plan of the Company, Awards may be granted to such participant in substitution and exchange for, and in cancellation of, any Awards previously granted to such participant under this Plan, or any other present or future plan of the Company. The Board or the Committee may amend the Plan from time to time or suspend or terminate the Plan at any time. However, no action authorized by this Section 21 shall reduce the amount of any existing Award or change the terms and conditions thereof without the participant’s consent. No amendment of the Plan shall, without approval of the stockholders of the Company, (i) increase the total number of shares which may be issued under the Plan or the maximum number of shares with respect to Stock Options and other Awards that may be granted to any participant under the Plan; (ii) modify the requirements as to eligibility for Awards under the Plan; (iii) effect the repricing of Stock Options; or (iv) otherwise materially amend the Plan as provided in Nasdaq Marketplace Rules; provided, however, that no amendment may be made without approval of the stockholders of the Company if the amendment will disqualify any Incentive Stock Options granted hereunder.

22. Governing Law

This Plan, Awards granted hereunder and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

23. Severability

In case any provision of this Plan shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

24. Effective Date

a. The Plan shall be effective as of the date on which the Plan is approved by the stockholders of the Company at an annual meeting or any special meeting of stockholders of the Company (the “Effective Date”) and such approval of stockholders shall be a condition to the right of each participant to receive Awards hereunder.

b. This Plan shall terminate on the 10th anniversary of the Effective Date (unless sooner terminated by the Board).

Appendix B

KREISLER MANUFACTURING CORPORATION

COMPENSATION COMMITTEE CHARTER

Purpose

The primary purpose of the Compensation Committee (the “Committee”) of the Board of Directors of Kreisler Manufacturing Corporation (the “Company”) is to (1) make compensation recommendations to the Board regarding the compensation of the Company’s chief executive officer (“CEO”) and other executive officers (as that term is defined in Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder) of the Company (“Officers”), (2) oversee all executive officer compensation programs, plans and policies, including those involving the issuance of the Company’s stock and other equity securities of the Company, as well as compensation programs for directors, and (3) prepare the Committee’s report in the Company’s annual proxy statement or annual report on Form 10-K filed with the SEC.

Committee Membership

The Committee shall consist of no fewer than two members. Each member of the Committee must (i) qualify as an independent director (“Independent Director”) under the listing standards of The NASDAQ Stock Market, Inc. (“NASDAQ”), subject to any exceptions contained in such listing standards; (ii) qualify as an “outside director”) under Section 162(m) of the Internal Revenue Code, as amended; and (iii) meet the requirements of a “non-employee director” for purposes of Section 16 of the Securities Exchange Act of 1934, as amended.

The Committee shall report to the Board. The Board, upon recommendation of the Nominating and Corporate Governance Committee, shall appoint the members of the Committee. Committee members shall be elected by the Board at the annual organizational meeting of the Board; members shall serve for a term of one year or until their successors shall be duly elected and qualified. A Committee member may be removed by majority vote of the full Board at any time in its discretion, whereupon the resulting vacancy shall be filled by the Board upon recommendation of the Nominating and Corporate Governance Committee. A member shall promptly notify the Committee and the Board if the member is no longer an Independent Director and such member shall be removed from the Committee unless the Board determines that an exception to the Independent Director requirement is available under the NASDAQ rules with respect to such member’s continued membership on the Committee. The Committee’s Chairperson shall be designated by the full Board or, if it does not do so, the Committee members shall elect a Chairperson by majority vote of the full Committee.

The Committee may, by resolution passed by a majority of the Committee, designate one or more subcommittees, each subcommittee to consist of one or more of the members of the Committee. The Committee may delegate such authority to a subcommittee as the Committee deems appropriate, consistent with applicable law and NASDAQ listing standards.

Meetings

The Committee shall meet as often as may be deemed necessary or appropriate but no fewer than two times annually. The Committee may ask members of management or others to attend meetings or to provide relevant information. The Committee shall report on its activities to the Board on a regular basis.

The Committee may meet in person, telephonically or act by unanimous consent. The Committee Chair, in consultation with Committee members, shall determine the schedule of committee meetings. The Committee Chair, who may consult with management or other Committee members, develops the agenda for meetings. When possible, materials should be distributed to Committee members prior to each Committee meeting.

Committee Responsibilities and Duties

The Committee shall have the following power, authority and direct responsibilities:

1.	The Committee shall annually review and make recommendations to the Board with respect to the annual compensation of the CEO and the other Officers, including salary, bonus, incentive and equity compensation. The CEO may not be present during the voting or deliberations of the Committee with respect to his or her own compensation.

2.	The Committee shall also review and recommend to the Board the following items with respect to the CEO and the Officers of the Company: (a) the form and substance of employment agreements, severance agreements, change in control provisions and any other compensatory agreements (including any modifications to such agreements), in each case as, when and if appropriate, and (b) any special or supplemental benefits, in each case subject to the terms of any existing applicable employment agreement terms.

3.	The Committee shall also review and recommend to the Board the cash incentives and deferred compensation plans for executive officers (including any modification to such plans) and oversee the performance objectives and funding for executive officer incentive plans.

4.	The Committee shall also review and recommend to the Board incentive compensation plans and equity-based plans (including any modification to such plans) and grants involving the use of Company’s stock and other equity securities.

5.	The Committee shall produce a Report on executive compensation as required by the SEC to be included in the Company’s annual proxy statement or annual report on Form 10-K filed with the SEC.

6.	The Committee shall make regular reports to the Board.

7.	The Committee shall annually review and reassess the adequacy of this Charter and recommend to the Board for approval any proposed changes to this Charter.

8.	The Committee shall perform such other duties and responsibilities as may be assigned to the Committee from time to time by the Board, including without limitation:

a.	The implementation and administration of Company incentive and equity-based compensation plans to the extent permitted by such plans; and

b.	Review and make recommendations to the Board on (i) the competitiveness of the Company’s compensation and benefit plans for directors, officers and key employees, and the employee relation policies and procedures applicable to officers and key employees; and (ii) such other matters relating to the organization of the Company and the compensation of officers and key employees as the Committee may in its own discretion deem desirable.

Committee Authority

In discharging its responsibilities and duties, the Committee is empowered to investigate any matter brought to its attention that it determines to be within the scope of its authority with full access to all books, records, facilities and personnel of the Company. The Committee has the power to retain outside counsel or other consultants or experts as the Committee may deem appropriate in its sole discretion, and shall receive funding from the Company to engage such advisors, and have authority to approve related fees and retention terms.

Appendix C

KREISLER MANUFACTURING CORPORATION

AUDIT COMMITTEE CHARTER

Purpose

There shall be a committee of the board of directors (the “Board”) to be known as the Audit Committee. The Audit Committee’s purpose is to:

(A) oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company; and

(B) prepare an Audit Committee report as required by the SEC’s rules to be included in the Company’s annual proxy statements, or, if the Company does not file a proxy statement, in the Company’s annual report filed on Form 10-K with the SEC.

Composition

The Audit Committee shall have at least three (3) members, each of whom must meet the following conditions: (i) be independent as defined under Rule 4200(a)(15) of The NASDAQ Stock Market (except as set forth in Rule 4350 (d)(2)(B)); (ii) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (subject to the exemptions provided in Rule 10A-3(c)); (iii) not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and (iv) be able to read and understand fundamental financial statements, including a Company’s balance sheet, income statement, and cash flow statement. Additionally, the Company must certify that it has, and will continue to have, at least one member of the Audit Committee who has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

The Board shall elect or appoint a chairperson of the Audit Committee (or, if it does not do so, the audit committee members shall elect a chairperson by vote of a majority of the full committee); the chairperson will have authority to act on behalf of the audit committee between meetings.

Specific Responsibilities and Authority

The specific responsibilities and authority of the Audit Committee shall be as follows:

(A) be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and each such registered public accounting firm must report directly to the audit committee.

(B) establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submissions by Company employees of concerns regarding questionable accounting or auditing matters;

(C) have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties;

(D) receive appropriate funding from the Company, as determined by the Audit Committee in its capacity as a committee of the Board, for payment of: (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (ii) compensation to any advisers employed by the audit committee; and (iii) ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties;

(E) ensure its receipt from the outside auditors of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1, and actively engaging in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the outside auditor;

(F) at least annually, obtain and review a report by the independent auditor describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues;

(G) discuss the Company’s annual audited financial statements and quarterly financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations;”

(H) meet separately, periodically, with management and with the Company’s independent auditors to discuss the quality and adequacy of the Company’s internal financial controls and other matters;

(I) report regularly to the Board;

(J) make an annual performance evaluation of the audit committee;

(K) review and reassess annually the adequacy of the audit committee’s charter; and

(L) make such other recommendations to the Board on such matters, within the scope of its function, as may come to its attention and which in its discretion warrant consideration by the Board.

General Comments

While the fundamental responsibility for the Company’s financial statements and disclosures rests with management and the independent auditor, the Audit Committee will review (A) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; (B) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative generally accepted accounting principles (“GAAP”) methods on the financial statements; (C) the effect or regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; and (D) the type and presentation of information to be included in earnings press releases (paying particular attention to any use of “pro forma,” or “adjusted” non-GAAP, information), as well as review any financial information and earnings guidance provided to analysts and rating agencies.

Meetings

The Audit Committee shall meet at least four times per year on a quarterly basis, or more frequently as circumstances require. One or more meetings may be conducted in whole or in part by telephone conference call or similar means if it is impracticable to obtain the personal presence of each audit committee member. The Company shall make available to the Audit Committee, at its meetings and otherwise, such individuals and entities as may be designated from time to time by the Audit Committee, such as members of management including (but not limited to) the internal audit and accounting staff, the independent auditors, inside and outside counsel, and other individuals or entities (whether or not employed by the Company and including any corporate governance employees and individuals or entities performing internal audit services as independent contractors).

Delegation

Any duties and responsibilities of the Audit Committee, including, but not limited to, the authority to preapprove all audit and permitted non-audit services, may be delegated to one or more members of the audit committee or a subcommittee of the Audit Committee.

Limitations

The Audit Committee is responsible for the duties and responsibilities set forth in this charter, but its role is oversight and therefore it is not responsible for either the preparation of the Company’s financial statements or the auditing of the Company’s financial statements. The members of the Audit Committee are not employees of the Company and may not be accountants or auditors by profession or experts in accounting or auditing. Management has the responsibility for preparing the financial statements and implementing internal controls and the independent auditors have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls, subject, in each case, to the oversight of the Audit Committee described in this charter. The review of the financial statements by the Audit Committee is not of the same character or quality as the audit performed by the independent auditors. In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible in order to best react to a changing environment.

Appendix D

KREISLER MANUFACTURING CORPORATION

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

Purpose

The purpose of the Nominating and Corporate Governance Committee (the “Committee”) is to provide assistance to the Board of Directors of KREISLER MANUFACTURING CORPORATION (the “Company”)

(1)	To identify, screen and recommend qualified candidates to serve as directors of the Company and to recommend to the Board the director nominees for the next annual meeting of shareholders;

(2)	To develop and recommend to the Board corporate governance guidelines applicable to the Company;

(3)	To advise the Board, on an annual basis, on the structure and membership of committees of the Board;

(4)	To develop and periodically monitor/update the Company’s corporate governance principles and policies; and

(5)	To lead the Board in its annual review of the Board’s performance.

The Committee is also responsible for producing a report to enable the Company to make the required disclosures in the Company’s proxy statement, in accordance with applicable rules and regulations, regarding the nominations process and the work of this Committee.

Charter

The scope of the Committee’s responsibilities and how it carries out those responsibilities, including structure, processes and membership requirements shall be set forth in this charter, which has been adopted and approved by the Board and may be amended by the Board from time to time. The Committee shall review and reassess the adequacy of the charter and evaluate the Committee’s performance and make any recommendations to the Board on an annual basis.

Committee Membership

The Committee shall consist of at least three directors. All members of the Committee must qualify as independent directors (“Independent Directors”) under the listing standards of The NASDAQ Stock Market, Inc. (“NASDAQ”), subject to any exceptions contained in such listing standards.

The Committee shall report to the Board. Committee members shall be elected by the Board at the annual organizational meeting of the Board, members shall serve for a term of one year or until their successors shall be duly elected and qualified. No member of the Committee shall be removed except by majority vote of the full Board. The Board shall have the authority to fill vacancies or add additional members to the Committee. A member shall promptly notify the Committee and the Board if the member is no longer an Independent Director and such member shall be removed from the Committee unless the Board determines that an exception to the Independent Director requirement is available under the NASDAQ rules with respect to such member’s continued membership on the Committee. The Committee’s Chairperson shall be designated by the full Board or, if it does not do so, the Committee members shall elect a Chairperson by majority vote of the full Committee.

The Committee may form and delegate to subcommittees or members when appropriate.

Meetings

The Committee shall fix its own rules of procedure, which shall be consistent with the Bylaws of the Company and this Charter. The Chairperson of the Committee will preside at each meeting and, in consultation with the other member(s) of the Committee, will set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. The Chairperson of the Committee shall ensure that the agenda for each meeting is circulated to each Committee member in advance of the meeting. A majority of the members of the Committee shall constitute a quorum. All matters to be decided by the Committee shall be decided by the affirmative vote of a majority of the members present in person at a duly called meeting of the Committee. The Secretary of the Company shall keep minutes of each Committee meeting, which shall be filed by the Secretary of the Company with the records of the Company.

The Committee may request that any directors, officers or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee and/or provide such pertinent information as the Committee requests, except that no director of the Company shall participate in discussions or attend any portion of a meeting of the Committee at which that director’s nomination or committee selection is being discussed.

The Committee, and each member of the Committee in his or her capacity as such, shall be entitled to rely, in good faith, on information, opinions, reports or statements, or other information prepared or presented to them by (i) officers and other employees of the Company whom such member believes to be reliable and competent in the matters presented, and/or (ii) counsel, public accountants or other persons as to matters which the member believes to be within the professional competence of such person.

Committee Responsibilities and Authority

1. The Committee shall review the composition, size and operation of the Company’s Board and each committee of the Board.

2. The Committee shall review the performance of the incumbent directors.

3. The Committee shall have the responsibility to develop and recommend criteria for the selection of new directors to the Board, including, but not limited to diversity, age, skills, experience, conflicts of interest, time availability (including the number of other boards he or she sits on in the context of the needs of the Board and the Company) and such criteria as the Committee shall determine to be relevant at the time. The Committee shall have the power to apply such criteria in connection with the identification of individuals to be Board members, as well as to apply the standards for independence imposed by the Company’s listing agreement with NASDAQ and all applicable federal laws in connection with such identification process. The Committee shall have the authority to conduct background and qualifications checks of persons it wishes to recommend to the Board as candidates or to fill vacancies.

4. When vacancies occur or otherwise at the direction of the Board, the Committee shall actively seek individuals whom the Committee determines meet such criteria and standards for recommendation to the Board.

5. The Committee shall recommend to the Board, on an annual basis, nominees for election as directors for the next annual meeting of shareholders.

6. The Committee shall consider questions and make recommendations to the Board regarding determinations of independence of the members of the Board.

7. The Committee shall establish policies regarding the consideration of director candidates recommended by shareholders.

8. The Committee shall establish procedures to be followed by shareholders in submitting recommendations for director candidates.

9. The Committee shall review the membership of each committee of the Board and recommend committee assignments to the Board, including rotation, reassignment or removal of any committee member on at least an annual basis.

10. The Committee shall have the authority to retain and terminate any search firm to be used to identify director candidates and shall have authority to approve the search firm’s fees and other retention terms, at the Company’s expense. The Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

11. The Committee shall recommend to the Board policies to enhance the Board’s effectiveness, including with respect to the distribution of information to Board members, the size and composition of the Board, and the frequency and structure of Board meetings.

12. The Committee shall develop and review periodically, and at least annually, the corporate governance policies of the Company to ensure that they are appropriate for the Company and that policies of the Company comply with applicable laws, regulations and listing standards, and recommend any changes to the Board.

13. The Committee shall periodically (and at least once annually) review and make recommendations with respect to the Company’s code of ethics.

14. The Committee shall consider any other corporate governance issues that arise from time to time, and recommend appropriate actions to the Board.

15. The Committee shall oversee new director orientation to the Company and its business and continuing education programs for directors. The new director orientation may include background material, meetings with senior management, and visits to Company facilities.

16. The Committee shall oversee performance evaluations of the Board and its committees.

17. The Committee shall review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.

18. The Committee shall make regular reports to the Board.

19. The Committee shall perform any other activities consistent with this Charter, the Company’s Bylaws and governing law as the Committee or the Board deems appropriate.

20. The Committee may conduct or authorize investigations into or studies of matters within the scope of the Committee’s duties and responsibilities, and may retain, at the Company’s expense, such experts and other professionals as it deems necessary.

REVOCABLE PROXY

KREISLER MANUFACTURING CORPORATION

ANNUAL MEETING OF STOCKHOLDERS, DECEMBER 11, 2007

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Edward A. Stern and Vivian Gonzalez, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned to appear at the 2007 Annual Meeting of Stockholders of Kreisler Manufacturing Corporation to be held on the 11th day of December 2007, and at any postponement, adjournment or rescheduling thereof, and to vote all of the shares of common stock of Kreisler Manufacturing Corporation which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present. The Board of Directors recommends a vote “FOR” the election of the nominees listed below and “FOR” the approval of the 2007 Stock Incentive Plan.

The undersigned hereby directs the proxies to vote as follows:

(1) Election of Directors

	☐ FOR all nominees listed below	☐ WITHHOLDING AUTHORITY to vote for all nominees listed below

Nominees:	Wallace N. Kelly
Ronald L. Nussle, Jr.
John W. Poling
Michael D. Stern
Richard T. Swope
☐ FOR all nominees listed above except (see instructions below)

(INSTRUCTION: To withhold authority to vote for any individual nominee, mark “FOR all nominees listed above except” and write the name(s) of such nominee(s) on the line provided below).

(2)	To approve the Kreisler Manufacturing Corporation 2007 Stock Incentive Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

(3)	In their discretion, to vote on such other business as may properly come before the annual meeting or any postponement, adjournment or rescheduling thereof.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED. IF NO DIRECTIONS TO THE CONTRARY ARE INDICATED IN THE BOXES PROVIDED THE STOCKHOLDERS WILL BE DEEMED TO HAVE GIVEN THE PROXY HOLDERS COMPLETE DISCRETION IN VOTING HIS, HER OR ITS SHARES AT THE MEETING. IN THAT CASE, THE PERSONS NAMED HEREIN INTEND TO VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED AND FOR APPROVAL OF THE 2007 STOCK INCENTIVE PLAN. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

THIS PROXY CONFERS CERTAIN DISCRETIONARY AUTHORITY DESCRIBED IN THE PROXY STATEMENT. THE ATTORNEYS AND PROXIES NAMED HEREIN PRESENT AND ACTING IN PERSON OR BY THEIR SUBSTITUTES (OR, IF ONLY ONE IS PRESENT AND ACTING, THEN THAT ONE) MAY EXERCISE ALL OF THE POWERS HEREUNDER.

The undersigned hereby acknowledges receipt of Kreisler Manufacturing Corporation’s notice of the annual meeting, proxy statement relating to the annual meeting, and 2007 Annual Report to Stockholders.

Date: , 2007
(Please date)

(Please Print Stockholder Name)

(SEAL)
(Stockholder’s Signature)

Date: , 2007
(Please date)

(Please Print Stockholder Name)

(SEAL)
(Stockholder’s Signature)

Please sign your name exactly as it appears on your stock certificate(s), including any official position or representative capacity. If shares are registered in more than one name, all owners should sign.

PLEASE DATE, SIGN AND MAIL IN THE ENCLOSED REPLY ENVELOPE